Exhibit 10(ae)
                      Taxable Variable Rate Demand/Fixed
                      Rate Revenue Bonds, Series of 1999






                               Exhibit 10 (ae)
    Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999

                               TRUST INDENTURE


                             Dated April 30, 1999


                                by and between


                            LANNETT COMPANY, INC.

                                     and



                          FIRST UNION NATIONAL BANK,
                                  as Trustee


                                  $2,300,000
                   Taxable Variable Rate Demand/Fixed Rate
                                Revenue Bonds
                                Series of 1999







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                              TABLE OF CONTENTS
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ARTICLE I - DEFINITIONS: CONTENT OF CERTIFICATES AND
            OPINIONS
        SECTION 1.01.  Definitions....................................................................   3
        SECTION 1.02.  Content of Certificates and Opinions...........................................  12
        SECTION 1.03.  Interpretation.................................................................  12

ARTICLE II - THE BONDS
        SECTION 2.01.  Authorization of Bonds.........................................................  13
        SECTION 2.02.  Terms of Bonds; Interest on the Bonds..........................................  13
        SECTION 2.03.  Execution of Bonds.............................................................  15
        SECTION 2.04.  Authentication ................................................................  15
        SECTION 2.05.  Form of Bonds..................................................................  16
        SECTION 2.06.  Transfer of Bonds .............................................................  16
        SECTION 2.07.  Exchange of Bonds..............................................................  16
        SECTION 2.08.  Bond Registrar ................................................................  17
        SECTION 2.09.  Temporary Bonds................................................................  17
        SECTION 2.10.  Bond Mutilated, Lost, Destroyed or Stolen......................................  17
        SECTION 2.11.  Cancellation and Destruction of Surrendered Bonds..............................  18
        SECTION 2.12.  Acts of Bondholders; Evidence of Ownership.....................................  18
        SECTION 2.13.  CUSIP Number...................................................................
        SECTION 2.14.  Book-Entry-Only System.........................................................  18

ARTICLE III - ISSUANCE OF BONDS; APPLICATION OF PROCEEDS
        SECTION 3.01.  Issuance of the Bonds..........................................................  20
        SECTION 3.02.  Validity of Bonds..............................................................  20
        SECTION 3.03.  Disposition of Proceeds of the Bonds and Other Amounts.........................  20

ARTICLE IV - REDEMPTION AND PURCHASE OF BONDS BEFORE MATURITY
        SECTION 4.01.  Extraordinary and Mandatory Redemption.........................................  21
        SECTION 4.02.  Optional Redemption............................................................  22
        SECTION 4.03.  Notice of Redemption...........................................................  22
        SECTION 4.04.  Interest on Bonds Called for Redemption........................................  22
        SECTION 4.05.  Cancellation...................................................................  22
        SECTION 4.06.  Partial Redemption of Bonds....................................................  22
        SECTION 4.07.  Payment of Redemption Price with Available Moneys..............................  23

ARTICLE V - CONVERSION OF INTEREST RATE; DEMAND PURCHASE
            OPTION
        SECTION 5.01.  Conversion of Interest Rate on Conversion Date; Mandatory
                       Tender of Bonds................................................................  23
        SECTION 5.02.  Delivery of Bonds After Conversion Date........................................  25
        SECTION 5.03.  Mandatory Tender Upon Provision of Substitute Letter of
                       Credit by Substitute Bank......................................................  26
        SECTION 5.04.  Demand Purchase Option.........................................................  26
        SECTION 5.05.  Funds for Purchase of Bonds....................................................  27
        SECTION 5.06.  Delivery of Purchased Bonds....................................................  28
        SECTION 5.07.  Sale of Bonds by Remarketing Agent.............................................  29
        SECTION 5.08.  Delivery of Proceeds of Sale of Purchased Bonds................................  29
        SECTION 5.09.  Duties of Trustee and Tender Agent with
                       Respect to Purchase of Bonds...................................................  29



        SECTION 5.10.  No Purchases or Sales After Certain Defaults...................................  30

ARTICLE VI - REVENUES AND FUNDS
        SECTION 6.01.  Creation of the Bond Fund......................................................  30
        SECTION 6.02.  Payments into the Bond Fund....................................................  30
        SECTION 6.03.  Use of Moneys in the Bond Fund.................................................  31
        SECTION 6.04.  Custody of Separate Trust Fund.................................................  31
        SECTION 6.05.  Project Fund...................................................................  31
        SECTION 6.06.  Payments into the Project Fund; Disbursements..................................  31
        SECTION 6.07.  Use of Money in the Project Fund Upon Default..................................  32
        SECTION 6.08.  Use of Money in the Project Fund Upon
                       Completion of the Project......................................................  32
        SECTION 6.09.  Nonpresentment of Bonds........................................................  32
        SECTION 6.10.  Moneys to be Held in Trust.....................................................  33
        SECTION 6.11.  Repayment to the Bank and the Project
                       User from the Bond Fund or the Project Fund....................................  33
        SECTION 6.12.  Letter of Credit...............................................................  33
        SECTION 6.13.  Substitute Letter of Credit....................................................  34
        SECTION 6.14.  Investment of Moneys in Funds..................................................  34

ARTICLE VII - PARTICULAR COVENANTS
        SECTION 7.01.  Punctual Payment...............................................................  35
        SECTION 7.02.  Extension of Payment of Bonds..................................................  35
        SECTION 7.03.  Against Encumbrances...........................................................  35
        SECTION 7.04.  Power to Issue Bonds and Make Pledge and Assignment............................  36
        SECTION 7.05.  Accounting Records and Financial Statements....................................  36
        SECTION 7.06.  Reserved.......................................................................  36
        SECTION 7.07.  Reserved.......................................................................  36
        SECTION 7.08.  Waiver of Laws.................................................................  36
        SECTION 7.09.  Further Assurances.............................................................  36

                                     ii




ARTICLE VIII - EVENTS OF DEFAULT AND REMEDIES OF
               BONDHOLDERS
        SECTION 8.01.  Events of Default..............................................................  37
        SECTION 8.02.  Acceleration...................................................................  38
        SECTION 8.03.  Other Remedies.................................................................  39
        SECTION 8.04.  Legal Proceedings by Trustee...................................................  39
        SECTION 8.05.  Discontinuance of Proceedings by Trustee.......................................  40
        SECTION 8.06.  Bondholders May Direct Proceedings by Trustee..................................  40
        SECTION 8.07.  Limitations on Actions by Bondholders..........................................  40
        SECTION 8.08.  Trustee May Enforce Rights Without Possession of Bonds.........................  41
        SECTION 8.09.  Delays and Omissions Not to Impair Rights......................................  41
        SECTION 8.10.  Application of Moneys in Event of Default......................................  41
        SECTION 8.11.  Remedies Not Exclusive.........................................................  41
        SECTION 8.12.  Subrogation Rights of Bank.....................................................  41
        SECTION 8.13.  Waiver of Default..............................................................  42

ARTICLE IX - THE TRUSTEE, ETC.
        SECTION 9.01.   Duties, Immunities and Liabilities of Trustee.................................  42
        SECTION 9.01A.  Compensation and Indemnity
        SECTION 9.02.   Merger or Consolidation.......................................................  44
        SECTION 9.03.   Liability of Trustee..........................................................  44
        SECTION 9.04.   Right of Trustee to Rely on Documents.........................................  45
        SECTION 9.05.   Preservation and Inspection of Documents......................................  46
        SECTION 9.06.   Compensation..................................................................  46
        SECTION 9.07.   The Tender Agent..............................................................  46
        SECTION 9.08.   Qualification of Tender Agent.................................................  46
        SECTION 9.09.   Qualifications of Remarketing Agent; Resignation; Removal.....................  47
        SECTION 9.10    Construction of Ambiguous Provisions..........................................  47

ARTICLE X - MODIFICATION OR AMENDMENT OF THE INDENTURE
        SECTION 10.01.  Amendments Permitted..........................................................  47
        SECTION 10.02.  Effect of Supplemental Indenture..............................................  48
        SECTION 10.03.  Trustee Authorized to Join in Amendment and
                        Supplements; Reliance on Counsel..............................................  48

ARTICLE XI - DEFEASANCE
        SECTION 11.01.  Discharge of Indenture........................................................  48
        SECTION 11.02.  Discharge of Liability on Bonds...............................................  49
        SECTION 11.03.  Deposit of Money or Securities with Trustee...................................  49
        SECTION 11.04.  Payment of Bonds After Discharge of Indenture.................................  50

ARTICLE XII -  INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN
         SECTION 12.01. Insurance to be Maintained....................................................  50
         SECTION 12.02. Destruction, Damage and Eminent Domain........................................  50
         SECTION 12.03  Notice of Property Loss.......................................................  51
         SECTION 12.04  Disposition of Casualty Insurance and Condemnation
                        Award Proceeds................................................................  51

ARTICLE XIII -  MISCELLANEOUS
        SECTION 13.01.  Successor is Deemed Included in All References
                        to Predecessor................................................................  52
        SECTION 13.02.  Limitation of Rights to Parties, Bank, Company and
                        Bondholders...................................................................  52

                                     iii


        SECTION 13.03.  Waiver of Notice..............................................................  52
        SECTION 13.04.  Severability of Invalid Provisions............................................  52
        SECTION 13.05.  Notices.......................................................................  52
        SECTION 13.06.  Evidence of Rights of Bondholders.............................................  54
        SECTION 13.07.  Disqualified Bonds............................................................  55
        SECTION 13.08.  Money Held for Particular Bonds...............................................  55
        SECTION 13.09.  Funds.........................................................................  55
        SECTION 13.10.  Payments Due on Days other than Business Day..................................  55
        SECTION 13.11.  Reserved......................................................................  55
        SECTION 13.12.  Execution in Several Counterparts.............................................  56
        SECTION 13.13.  Notices to Rating Agency......................................................  56
        SECTION 13.14.  Governing Law.................................................................  56

EXHIBIT A - Floating Rate Form of Bond
EXHIBIT B - Fixed Rate Form of Bond
EXHIBIT C - Form of Project Fund Requisition
EXHIBIT D - Form of Letter of Representation


                                     iv



         THIS TRUST INDENTURE, made and entered into April 30, 1999, by and between Lannett Company, Inc., a Delaware corporation (together with its successors and assigns, the "Company") and FIRST UNION NATIONAL BANK, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, with a corporate trust office located in Philadelphia, Pennsylvania, as trustee (the "Trustee") and tender agent (the "Tender Agent");

                             W I T N E S S E T H:

         Certain of the terms and words used in these Recitals, and in the following Granting Clauses, are defined in Section 1.01 of this Indenture.

         WHEREAS, the Company has heretofore authorized and directed the issuance of its $2,300,000 aggregate principal amount Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999 (the "Bonds") for the purpose of financing a project (the "Project") consisting of (i) the refinancing of certain indebtedness of the Company; (ii) the payment of deferred interest due to the controlling shareholder of the Company; and (iii) the payment of a portion of the costs of issuance of the Bonds and a portion of the costs of issuance of the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, issued simultaneously with the Bonds for the benefit of the Company; and

         WHEREAS, the Company has caused to be delivered to the Trustee an irrevocable direct pay Letter of Credit (the "Letter of Credit") issued by First Union National Bank (the "Bank") providing for the payment of the aggregate principal amount of the Bonds, due and payable upon maturity, optional redemption, sinking fund redemption or acceleration upon an event of default hereunder, plus interest calculated for a period up to forty-six (46) days at an interest rate of seventeen percent (17%) per annum; and

         WHEREAS, the Bank shall be entitled to reimbursement by the Company for all amounts drawn under such Letter of Credit pursuant to a reimbursement and security agreement between the Bank and the Company; and

         WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder have been duly and validly authorized by resolution of the Company duly adopted prior to such execution and delivery; and

         WHEREAS, all acts and things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Company in accordance with their terms, and to constitute this Indenture the valid and binding agreement for the security of the Bonds, have been done and performed.





                        GRANTING CLAUSE AND AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Company under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Company by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal of and premium (if any) and interest on, and Purchase Price of, the Bonds according to their tenor and effect and the performance and observance by the Company of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Company's obligations, the Company does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

         All right, title and interest of the Company in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture; provided, however, that in consideration of the issuance by the Letter of Credit Bank of the Letter of Credit, the Company hereby grants a security interest in the Project Fund first, to the Trustee in order to secure payment of principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon and the Purchase Price thereof, and second, to the Letter of Credit Bank in order to secure payment of the obligations of the Company under the Reimbursement Agreement, the rights of the Letter of Credit Bank therein being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

         TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be to the Trustee and its successors in trust forever.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the Owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Company's obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Letter of Credit Bank, on a basis subject and subordinate to the interest granted to the Trustee to secure payment of principal of the Bonds and premium (if any) and interest due or to become due thereon and the Purchase Price thereof.

         PROVIDED, HOWEVER, that if the Company, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the Purchase Price thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof, or shall provide, as permitted hereby, for payment thereof, in accordance with Article XI hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Company's obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article XI hereof, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Letter of Credit Bank; provided, that if the Trustee shall have received written evidence from the Letter of Credit Bank that all obligations of the Company under the Reimbursement Agreement have been satisfied and that the Reimbursement Agreement has been terminated, or if no Letter of Credit Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Company; and the Trustee shall execute and deliver to the Letter of Credit Bank and the

                                      2


Company, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee's assignment, transfer and turning over to the Letter of Credit Bank or the Company, as appropriate, of the Trust Estate pursuant to the provisions of Article XI hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

         AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Company has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

                                  ARTICLE I

              DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS

         SECTION 1.01. Definitions. Unless the context otherwise requires, the terms defined in this Section shall, for all purposes of the recitals hereto, this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined. Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

         "Accountant" means any firm of independent certified public accountants (not an individual) selected by the Company and acceptable to the Letter of Credit Bank.

         "Administrative Expenses" means those expenses of the Bank which are properly chargeable to the Company on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Letter of Credit Bank and the Placement Agent; and (b) reasonable fees and expenses of the Bank's, the Trustee's, the Tender Agent's and the Placement Agent's professional advisors reasonably necessary and fairly attributable to the Project, including without limiting the generality of the foregoing, reasonable fees and expenses of the Trustee's, the Bank's and the Placement Agent's counsel.

         "Authorized Representative" means with respect to the Company, the Chairman, President, any Vice President, Secretary, Assistant Secretary or Treasurer thereof, or any other person designated as an Authorized Representative of the Company by a Certificate of the Company signed by the Chairman, President, any Vice President, Secretary, Assistant Secretary or Treasurer of the Company and filed with the Trustee.

         "Available Moneys" means (i) moneys derived from drawings under the Letter of Credit, (ii) moneys held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any moneys so held for less than said one hundred twenty-four (124) day period and during and prior to which period, no petition in bankruptcy was filed by or against the Company under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed, (iii) the proceeds of bonds issued to refund the Bonds in whole or in part; (iv) investment income derived from the investment of moneys described in clauses (i), (ii) or (iii) above, or (v) any other moneys, if the Trustee and the Letter of Credit Bank have received an opinion of nationally recognized counsel (acceptable to the Rating Agency then rating the Bonds, if any) experienced in bankruptcy matters to the effect that payment of the principal or Purchase Price of or interest on the Bonds with such moneys would not, in the event of bankruptcy of the Company, any affiliate of the Company or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

                                      3



         "Bank" shall mean First Union National Bank, a national banking association organized under the laws of the United States of America, its lawful successors and assigns and, if applicable, the issuer of any Substitute Letter of Credit hereunder.

         "Bankruptcy Code" means the Federal Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended and supplemented from time to time.

         "Bond Counsel" means any counsel nationally recognized as experienced in the area of public finance and familiar with the transactions contemplated herein and not unacceptable to the Trustee.

         "Bond Documents" means any or all of this Indenture, the Remarketing Agreement and all documents, certificates and instruments executed in connection therewith.

         "Bond Fund" means the fund created in Section 6.01 hereof.

         "Bond Registrar" means any bank, national banking association or trust company designated as registrar for the Bonds, and its successor appointed under the Indenture.

         "Bonds" shall have the meaning set forth in the Recitals.

         "Business Day" means any day other than (i) a Saturday or Sunday;
(ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the City of New York or the City of Philadelphia are authorized or required by law to close; or (iii) a day on which the New York Stock Exchange is closed.

         "Certificate," "Statement," "Request," "Requisition" and "Order" means with respect to the Company, a written certificate, statement, request, requisition or order signed by its Authorized Representative. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in such
Section 1.02.

         "Certified Resolution of the Company" means a copy of the resolution of the Company duly adopted and in full force and effect as of the date of the execution and delivery of the Bonds and the Letter of Credit.

         "Clearing Fund" means the fund established by that name pursuant to
Section 3.03 hereof.

         "Closing Date" means April 30, 1999 or such other date which shall be the date of the execution and delivery of the Bond Documents and the issuance and delivery of the Bonds.

         "Conversion Date" means the Optional Conversion Date.

         "Conversion Option" means the option granted to the Company in
Section 5.01 hereof pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date.

         "Counsel" means an attorney-at-law or law firm (who may be counsel for the Company) not unsatisfactory to the Trustee.

         "Debt Service Requirements" with reference to a specified period means, with respect to Bonds:

                  (a) amounts required to be paid into any mandatory sinking fund account during the period; and

                                      4



                  (b) amounts needed to pay the principal of such indebtedness maturing during the period and not to be redeemed prior to maturity from amounts on deposit in any sinking fund or redemption, retirement or similar fund or account; and

                  (c) interest payable on the subject indebtedness during the period, excluding capitalized interest and amounts on deposit with the Trustee which are available under the Indenture to pay interest with respect to such indebtedness.

         "Demand Purchase Notice" means a notice delivered pursuant to paragraph (i) of Section 5.04 hereof.

         "Demand Purchase Option" means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date pursuant to
Section 5.05 hereof.

         "Determination Date" means with respect to any Floating Rate Bonds, each Wednesday or if such Wednesday is not a Business Day, on the next succeeding Business Day.

         "Event of Default" means any of the events specified in Section 8.01 of this Indenture.

         "Fiscal Year" means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve consecutive months established by the Company as its new Fiscal Year.

         "Fixed Rate" means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with
Section 2.02(d) hereof.

         "Fixed Rate Bonds" means any Bonds which shall be converted to a Fixed Rate in accordance with the provisions of this Indenture.

         "Fixed Rate Period" means, with respect to any Bonds, a period during which interest on such Bonds accrues at a Fixed Rate.

         "Floating Rate" means a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon; said interest rate to be in effect on the Bonds from the date of issuance of the Bonds until (but not including) the Conversion Date, as said rate is determined in accordance with
Section 2.02(c) hereof.

         "Floating Rate Bonds" means any Bonds which bear interest at the Floating Rate.

         "Generally Accepted Accounting Principles" means those accounting principles applicable in the preparation of financial statements of business institutions as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor body.

         "Government Obligations" means direct obligations of (including obligations issued or held in book entry form), or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by the United States of America.

         "Holder," "Owner" or "Bondholders" whenever used herein with respect to a Bond, means the person in whose name such Bond is registered on the registration books maintained by the Trustee.

         "Indenture" means this Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Indenture.

                                      5



         "Interest Payment Date" means, (i) prior to the Conversion Date, the first (1st) day of each calendar month, commencing June 1, 1999; (and (ii) from and after the Conversion Date, May 1 and November 1 of each year, commencing on the May 1 or November 1 next following the Conversion Date.

         "Investment Securities" means any of the following which at the time are legal investments under the laws of the State for moneys held hereunder and then proposed to be invested therein:

                  (i)  Government Obligations;

                  (ii) bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental body of the United States, provided, however, that the full and timely payment of the securities issued by each such agency or government sponsored agency is secured by the full faith and credit of the United States;

                  (iii) certificates of deposit of, or time deposits in, any bank (including the Trustee) or savings and loan association having securities rated at the time of purchase in one of the three highest rating categories of Moody's or S&P;

                  (iv) certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses (i) and (ii) of this definition, provided that such obligations are held in the custody of a bank or trust company acceptable to the Trustee in a special account separate from the general assets of such custodian;

                  (v) obligations which are rated at the time of purchase in one of the two highest rating categories of Moody's and the interest on which is not includable in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (i) or (ii) of this definition;

                  (vi) guaranteed investment contracts or other similar financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated in one of the two highest rating categories by Moody's;

                  (vii) any investment approved in writing by the Bank and the Rating Agency (if any);

                  (viii) repurchase agreements issued by financial institutions (i) insured by the Federal Deposit Insurance Corporation or (ii) whose senior debt obligations at the time of purchase are rated in any of the three highest rating categories by Moody's; provided, such repurchase agreements are subject to perfected security interests in the Investment Securities of the kind specified in paragraphs (i) or (ii) above; and provided further (1) the Trustee or a third party custodian acting as agent for the Trustee has possession of the collateral, (2) the Trustee or its agent has a perfected first security interest in the Collateral, (3) the Collateral is free and clear of any third-party liens and (4) failure to maintain the requisite collateral percentage will require the Trustee (or its agent) to liquidate the Collateral; and

                  (ix) money market mutual funds investing in Government Obligations or in repurchase agreements backed by Government Obligations and rated in either of the two highest rating categories by Standard & Poors or Moody's, including mutual funds for which the Trustee or any of its affiliates provide investment advisory, custodial, transfer agency, shareholder servicing or other services and are separately and additionally compensated therefor; and

                  (x) any other security or obligation, provided that the Bank and the Rating Agency (if any) consents to the investment of funds in such security or obligation.

         "Issue Date" means the date on which the Trustee authenticates the Bonds and on which the Bonds are delivered to the purchasers thereof upon original issuance.

                                      6


         "Letter of Credit" means the Irrevocable Direct Pay Letter of Credit issued by the Bank pursuant to the provisions of the Reimbursement Agreement, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

         "Letter of Credit Bank" means the Bank, as issuer of the Letter of Credit and to the extent applicable, the issuer of any Substitute Letter of Credit.

         "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

         "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Company.

         "Net Proceeds" when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys' fees and disbursements) incurred in the collection of such proceeds or award from the gross proceeds thereof.

         "Obligation Termination Date" means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Reimbursement Agreement have been paid in full.

         "Officers' Certificate" means, with respect to the Company, a certificate duly executed by its Authorized Representative, under the seal of the Company.

         "Opinion of Counsel" means a written opinion of counsel (who may be counsel for the Company) selected by the Company and acceptable to the Trustee. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

         "Optional Conversion Date" means a date on or after June 1, 1999, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option in accordance with the terms of this Indenture.

         "Outstanding," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 12.10) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Company shall have been discharged in accordance with
Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; and (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

         "Permitted Encumbrances" means any liens or encumbrances permitted under the Reimbursement Agreement or otherwise permitted by the Bank.

         "Person" means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

         "Placement Agent" means First Union Capital Markets Corp.

                                      7


         "Pledge Agreement" means (i) the Pledge and Security Agreement dated April 30, 1999 by and between the Bank and the Company and any amendments or supplements thereto; and (ii) the pledge and security agreement made by the Company to any Substitute Bank and any amendments or supplements thereto.

         "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

         "Pledged Bonds Custodian" means that banking corporation which serves as the custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement. The initial Pledged Bonds Custodian shall be the Trustee.

         "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee, which at the date of the execution of the Indenture is located at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention: Corporate Trust Department.

         "Project" shall have the meaning set forth in the Recitals.

         "Project Facilities" means the real property and improvements thereon located at (i) 9000 State Road, Philadelphia, Pennsylvania, and (ii) if owned by the Company, 9030 State Road, Philadelphia, Pennsylvania.

         "Project Fund" means the fund established by that name pursuant to
Section 6.05 hereof.

         "Purchase Date" means the date determined pursuant to Section 5.05(b)(i) hereof.

         "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Sections 5.01,
5.03 or 5.04 hereof, plus accrued and unpaid interest thereon to the date of purchase.

         "Rating Agency" means Moody's if the Bonds are rated by Moody's and S&P if the Bonds are rated by S&P.

         "Rating Category" means one of the general rating categories of Moody's or S&P, as the case may be, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

         "Record Date" means, prior to the Conversion Date, that day which is the Business Day next preceding any Interest Payment Date and thereafter, that date which is the fifteenth day of the month next preceding any Interest Payment Date.

         "Reimbursement Agreement" means the Reimbursement Agreement dated April 30, 1999 by and between the Company and the Bank, and any other similar agreement entered into in connection with the issuance of any Substitute Letter of Credit and any and all modifications, alterations, amendments and supplements thereto.

         "Remarketing Agent" means (singly or collectively, as the case may be) the remarketing agent(s) appointed in writing by the Company and at the time serving as such under the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement, dated April 30, 1999, by and between the Company and First Union Capital Markets Corp. and any other similar agreements between the Company and the Remarketing Agent and any and all modifications, alterations, amendments and supplements thereto.

         "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Company, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency designated by the Company.

                                      8


         "State" means the Commonwealth of Pennsylvania.

         "Substitute Bank" means a commercial bank, savings and loan association or savings bank which has issued a Substitute Letter of Credit.

         "Substitute Letter of Credit" means an irrevocable, direct pay letter of credit delivered to the Trustee in accordance with Section 6.13 hereof (i) issued by the Bank or a Substitute Bank, (ii) replacing any existing Letter of Credit, (iii) dated no later than the date of the expiration or replacement date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is fifteen (15) days after an Interest Payment Date for the Bonds, (v) having a term of at least one year and (vi) if issued prior to the Conversion Date, issued on substantially identical terms and conditions as the then existing Letter of Credit except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time Outstanding, plus (B) an amount equal to forty-six (46) days' interest (computed at a maximum rate of seventeen percent (17%) per annum on all Bonds at the time Outstanding).

         "Supplemental Indenture" means any indenture hereafter duly authorized and entered into between the Company and the Trustee, supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

         "Tender Agent" means the Trustee and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent hereunder and under the Tender Agent Agreement. "Delivery Office" and "Principal Office" of the Tender Agent means 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153,
Attention: Corporate Trust Department, or such other address as may be designated in writing to the Company, the Trustee and the Remarketing Agent.

         "Trust Estate" means all property rights and interests transferred, assigned, or otherwise pledged first to the Trustee and second, to the Letter of Credit Bank pursuant to the Granting Clauses hereof.

         "Trustee" means First Union National Bank and its successor and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "Unremarketed Bonds" means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof but which have not been remarketed.

         "Weekly Period" shall mean, while the Bonds bear interest at the Floating Rate, the weekly period that begins on and includes Thursday of each calendar week and ends at the close of business on Wednesday of the next succeeding week.

         SECTION 1.02. Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or

                                      9


representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Company) upon a certificate or opinion of or representation by an officer of the Company, unless such counsel or accountant knows that the certificate or opinion or representation with respect to the matters upon which such person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Company, or the same counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel or accountants may certify to different matters, respectively.

         SECTION 1.03. Interpretation. (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                  (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                  (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

                  (d) Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect or (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds.

                                  ARTICLE II

                                  THE BONDS

         SECTION 2.01. Authorization of Bonds. The Bonds shall be issued hereunder in order to obtain moneys to finance the Project for the benefit of the Company. The Bonds shall be comprised of one series of bonds designated as "Lannett Company, Inc. Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999." The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Two Million Three Hundred Thousand Dollars ($2,300,000). No additional Bonds may be issued under this Indenture. This Indenture constitutes a continuing agreement by the Company for the benefit of the Holders from time to time of the Bonds to secure the full payment of the principal of and interest on all such Bonds subject to the covenants, provisions and conditions herein contained.

         SECTION 2.02. Terms of Bonds; Interest on the Bonds. (a) The Bonds shall be issued in fully registered form. Prior to the Conversion Date, (i) such Bonds shall be Outstanding in denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, (i) such Bonds shall be Outstanding in denominations of $5,000 or any integral multiple of $5,000 and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $5,000 or any integral multiple of $5,000 in excess thereof. The Bonds shall be dated as of the date of delivery and shall mature, subject to prior redemption, as provided herein. Unless the Company shall otherwise direct, prior to the Conversion Date the Bonds shall be lettered "VR" and shall be numbered consecutively from 1 upward and after the Conversion Date the Bonds shall be lettered "FR" and shall be numbered consecutively from 1 upward.

                  (b) Each of the Bonds shall be dated the Issue Date and shall bear interest, payable (i) prior to the Conversion Date, on the first Business Day of each calendar month commencing June 1, 1999, and (ii) from and after the Conversion Date, on May 1 and November 1 of each year, commencing on the May 1 or November 1 next following the Conversion Date, in each case from the Interest Payment Date next preceding the date of


                                     10


authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, in which case from the Issue Date, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, any Bond authenticated after any Record Date and before the following Interest Payment Date shall bear interest from such Interest Payment Date, provided, however, that if the Company shall default in the payment of interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Issue Date.

                  The Bonds shall mature on May 1, 2003 as provided in
Section 4.01(c) herein.

                  (c) (i) From the Issue Date to the Conversion Date, the Bonds shall bear interest at the Floating Rate. The Floating Rate applicable to the Bonds shall be determined by the Remarketing Agent on each Determination Date and shall be effective on such Determination Date for the immediately following Weekly Period.

                          (ii) The Remarketing Agent shall advise the Trustee
of the Floating Rate applicable to the Bonds by telephone (confirmed by telecopy to the Trustee) at or before the close of business on each Determination Date. Upon written request of any Bondholder, the Remarketing Agent shall notify such Bondholder of the Floating Rate then borne by the Bonds.

                          (iii) If for any reason the interest rate on a Bond
for any Weekly Period is not determined by the Remarketing Agent pursuant to
(c)(i) above, or a court holds that the Floating Rate, set as provided pursuant to (c)(i) above, is invalid or unenforceable, the Floating Rate for the Bonds shall be for (a) the first such week that the applicable Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate for the Bonds established by the Remarketing Agent pursuant to (c)(i) on the immediately preceding Determination Date and (b) on each Determination Date thereafter, shall be a rate per annum equal to one hundred twenty percent (120%) of the interest rate per annum for 30 day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

                          (iv) The determination of the Floating Rate by the
Remarketing Agent shall be conclusive and binding upon the Company, the Trustee, the Bank, the Remarketing Agent, the Tender Agent and the Owners of the Bonds.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed seventeen percent (17%) per annum.

                  (d) The Bonds shall bear interest at the Fixed Rate from and after the Conversion Date until the maturity of the Bonds. The Fixed Rate shall be a fixed annual interest rate on the Bonds, such Fixed Rate to be established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments from purchasers on or prior to the fifth (5th) day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par.

                  (e) Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months. The principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America at the Principal Corporate Trust Office of the Trustee. The Purchase Price of the Bonds shall be payable in lawful money of the United States of America by the Tender Agent to the Owner of Bonds entitled to receive such Purchase Price.

                  Interest on the Bonds shall be payable on each Interest Payment Date to the persons in whose name the Bonds are registered at the close of business on the Record Date for the respective Interest Payment Date. Interest shall be paid by check mailed to each Owner at the addresses shown on the registration books maintained by

                                     11


the Trustee, provided that such interest shall be paid by wire transfer to
(i) the Bank and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request to the Trustee at least fifteen (15) days before a Record Date specifying the account address (which shall be an account at a bank in the continental United States) and wiring instructions. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or reregistration of the Bond.

                  The principal of the Bonds shall be payable in lawful money of the United States of America at the Principal Corporate Trust Office of the Trustee. No payment of principal shall be made on any Bond until such Bond is surrendered to the Trustee at its Principal Corporate Trust Office.

         SECTION 2.03. Execution of Bonds. The Bonds shall be executed in the name and on behalf of the Company with the manual or facsimile signature of its Chairman, under its seal and attested by the manual or facsimile signature of its Secretary or Assistant Secretary. The seal of the Company will be impressed or imprinted on the Bonds by facsimile or otherwise. The Bonds shall then be delivered to the Trustee for authentication by it. In case any of the officers who shall have signed or attested any of the Bonds shall cease to be such officer or officers of the Company before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Company, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Company as though those who signed and attested the same had continued to be such officers of the Company

         SECTION 2.04. Authentication. (a) The Company hereby appoints the Tender Agent as a co-authenticating agent for the Bonds.

                           (b) No Bond shall be valid or obligatory for any
purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibit A or Exhibit B attached hereto, shall have been duly executed by the Trustee or by the Tender Agent and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

                           (c) In the event the Bond is deemed tendered to
the Tender Agent as provided in Section 5.01, 5.03 or 5.04 hereof but is not physically delivered to the Tender Agent, the Company shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

         SECTION 2.05. Form of Bonds. The Floating Rate Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be substantially in the form set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law. The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.

         SECTION 2.06. Transfer of Bonds. Subject to the provisions of
Section 2.14 hereof, any Bond may be transferred in accordance with its terms upon the books required to be kept pursuant to the provisions of Section 2.08 hereof. Such transfer shall be made, in accordance with the requirements of
Section 2.02 hereof, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Trustee.

         Whenever any Bond or Bonds shall be surrendered for transfer, the Company shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver a new Bond or Bonds for a like aggregate principal amount. The Trustee shall require the Bondholder requesting such transfer to pay any tax or other

                                     12



governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Company or the Trustee in connection with such transfer. No transfer of any Bond shall be valid unless made in accordance with such requirements and similarly noted by endorsement of the Trustee on such Bond or unless, at the expense of the registered owner of the Bond, the Company shall execute, and the Trustee shall authenticate a new Bond or Bonds registered in the name of the transferee.

         The Trustee shall not be required to transfer any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

         SECTION 2.07. Exchange of Bonds. Bonds may be exchanged at the Principal Corporate Trust Office of the Trustee for a like aggregate principal amount of Bonds of other authorized denominations in accordance with the requirements of Section 2.02 hereof. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Company or the Trustee in connection with such exchange.

         The Trustee shall not be required to exchange any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bonds or any portion of the Bond for redemption and ending on the redemption date.

         SECTION 2.08. Bond Registrar. The Trustee is hereby appointed the Bond Registrar of the Company and the Tender Agent is hereby appointed the Co-Bond Registrar of the Company. The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours by any Bondholder or his agent duly authorized in writing, the Company, the Bank and the Remarketing Agent; and, upon presentation for such purpose, the Trustee or the Tender Agent, as the case may be, shall, under such reasonable regulations as they or the Company may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

         SECTION 2.09. Temporary Bonds. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Company, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Company and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds. If the Company issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered for cancellation, in exchange therefor at the Principal Corporate Trust Office of the Trustee and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

         SECTION 2.10. Bond Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Company, at the expense of the Holder of said Bond, shall execute and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be cancelled by it and delivered to, or upon the order of, the Company. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Company and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Company, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender

                                     13


thereof). The Company may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Company and the Trustee in connection therewith. Any Bond issued under the provisions of this
Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Company whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

         SECTION 2.11. Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with moneys available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be cancelled and destroyed by the Trustee. The Trustee shall deliver to the Company certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

         SECTION 2.12. Acts of Bondholders; Evidence of Ownership. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agents appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgements or by an affidavit of a witness to such execution. Any action by the Holder of any Bond shall bind all future Holders of the same Bond in respect of any thing done or suffered by the Company or the Trustee in pursuance thereof.

         SECTION 2.13. CUSIP Number. The Company, for the convenience of the registered Owners of the Bonds, may cause CUSIP (Committee on Uniform Security Identification Procedures) numbers to be printed on such Bonds. No representation shall be made as to the correctness or accuracy of such numbers, either as printed on such Bonds or as contained in any notice of redemption, and the Company shall have no liability of any sort with respect thereto. No reliance with respect to any redemption notices with respect to any Bond may be placed on the identification number printed thereon.

         SECTION 2.14 Book-Entry-Only System. (a) Notwithstanding the foregoing provisions of this Article II, the Bonds shall initially be issued in the form of one fully registered Bond for the aggregate principal amount of the Bonds of each maturity, which Bonds shall be registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). Except as provided in paragraph (g) below, all of the Bonds shall be registered in the registration books kept by the Trustee in the name of CEDE & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC. No person other than DTC or its nominee shall be entitled to receive from the Company or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the registration books maintained by the Trustee, in connection with discontinuing the book entry system as provided in paragraph (g) below or otherwise.

                  (b) So long as the Bonds or any portion thereof are registered in the name of DTC or its nominee, the principal or redemption price of and interest on such Bond shall be made to DTC or its nominee in same day funds on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to discharge fully all liability of the Company or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Bonds Outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bonds certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, in each case, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

                  (c) The Company and the Trustee shall treat DTC (or its nominee) as the sole and exclusive Owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or

                                     14


required to be given to Owners of Bonds under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Owners of Bonds and for all other purposes whatsoever; and neither the Company nor the Trustee shall be affected by any notice to the contrary. Neither the Company nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other person which is not shown on the registration books of the Trustee as being an owner of Bonds, with respect to either: (1) the Bonds; or
(2) the accuracy of any records maintained by DTC or any such participants; or (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds; or (4) any notice which is permitted or required to be given to Owners of Bonds under this Indenture; or (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Bonds; or (6) any consent given or other action taken by DTC as an Owner of Bonds.

                  (d) So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Owners of Bonds under this Indenture shall be given to DTC as provided in the Letter of Representation, the form of which is attached hereto as Exhibit D.

                  (e) In connection with any notice or other communication to be provided to Owners of Bonds pursuant to this Indenture by the Company or the Trustee with respect to any consent or other action to be taken by Owners of Bonds, DTC shall consider the date of receipt of notice requesting such consent or other action as the Record Date for such consent or other action, provided that the Company or the Trustee may establish a special Record Date for such consent or other action. The Company or the Trustee shall give DTC notice of such special Record Date not less than fifteen (15) calendar days in advance of such special Record Date to the extent possible.

                  (f) At or prior to settlement for the Bonds, the Company and the Trustee shall execute or signify their approval of the Letter of Representation in substantially the form attached hereto as Exhibit D. Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Letter of Representation.

                  (g) The book-entry-only system for registration of the ownership of the Bonds may be discontinued at any time if either: (1) after notice to the Company and the Trustee, DTC determines to resign as securities depository for the Bonds; or (2) after notice to DTC and the Trustee, the Company determines that continuation of the system of book-entry-only transfers through DTC (or through a successor securities depository) is not in the best interest of the Company. In either of such events, unless the Company appoints a successor securities depository, the Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated in writing by DTC, but without any liability on the part of the Company or the Trustee for the accuracy of such designation. Whenever DTC requests the Company and the Trustee to do so, the Company and the Trustee shall cooperate with DTC in taking appropriate action after reasonable written notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

                                 ARTICLE III

                  ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

         SECTION 3.01. Issuance of the Bonds. At any time after the execution of this Indenture, the Company may execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and, upon request of the Company, deliver the Bonds in the aggregate principal amount of Two Million Three Hundred Thousand Dollars ($2,300,000).

         SECTION 3.02. Validity of Bonds. The recital contained in the Bonds that the same are issued pursuant to the Constitution and laws of the State shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

                                     15


         SECTION 3.03. Disposition of Proceeds of the Bonds and Other Amounts. The Company shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds. The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and in the following order, the Trustee shall:

                  (a) Transfer to the Persons identified on the Closing Statement delivered to the Trustee on the Closing Date to pay or reserve for payment any and all costs of issuance incurred in connection with the Bonds; and

                  (b) Transfer to the credit of the Project Fund the balance of the Clearing Fund not otherwise reserved for payment of the items described in Subsection 3.03(a) above.

                                  ARTICLE IV

               REDEMPTION AND PURCHASE OF BONDS BEFORE MATURITY

         SECTION 4.01. (a) Extraordinary Redemption. The Bonds are callable for redemption in the event the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in
Article XII hereof. If called for redemption at any time pursuant to this
Section 4.01(a), the Bonds shall be subject to redemption by the Company on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof being redeemed, plus accrued interest to the redemption date.

                  (b) Mandatory Redemption. The Bonds are subject to mandatory redemption:

                           (i) five (5) Business Days prior to the Letter of
Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

                           (ii) on any Interest Payment Date, in whole or in
part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established hereunder upon completion of the Project, as set forth in Section 6.08 hereof.


                   (c) Mandatory Sinking Fund Redemption. The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May of 2000 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                    Bonds
                                                       Mandatory Sinking
Year                                                   Account Payments
----                                                   -----------------

2000                                                       $645,000
2001                                                       $685,000
2002                                                       $730,000
2003*                                                      $240,000

*Final maturity

         SECTION 4.02. Optional Redemption. On or prior to the Conversion Date, the Bonds are subject to redemption by the Company, at any time, subject to provisions of Section 4.03 hereof, in whole or in part, at the

                                     16



redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         After the Conversion Date, (a) if the length of time from the Conversion Date to the final maturity date of the Bonds is less than seven
(7) years, the Bonds are not subject to optional redemption; and (b) if the length of time from the Conversion Date to the final maturity date is seven
(7) years or more, the Bonds are subject to redemption by the Company on or after the fifth (5th) anniversary of the Conversion Date, in whole or in part on any Interest Payment Date at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         Notwithstanding the foregoing, if, pursuant to a conversion from the Floating Rate to the Fixed Rate in accordance herewith, the Remarketing Agent certifies to the Trustee and the Company in writing that the foregoing call restriction is not consistent with the then prevailing market conditions, the foregoing call restriction may be revised in accordance with the best professional judgment of the Remarketing Agent to reflect the then prevailing market conditions; provided, however that the Company shall have consented to such revision.

         Notwithstanding the foregoing, no such optional redemption shall occur unless on the redemption date there shall be sufficient Available Moneys to pay all amounts due with respect to such a redemption.

         SECTION 4.03. Notice of Redemption. So long as the Bonds are registered in the name of DTC or its nominee, the Trustee shall cause notice of any redemption of Bonds hereunder to be made in accordance with the Letter of Representations. If at any time the DTC book-entry-only system shall be discontinued, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least (i) ten (10) days prior to the date fixed for mandatory redemption pursuant to Section 4.01(b)(i) hereof; and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Such notice shall contain such matters specified in the Bonds for the redemption thereof and, in the case of any extraordinary or optional redemption, shall state that such redemption is conditional upon the receipt of monies by the Trustee for such purpose on or prior to the redemption date. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, the Bank, the Company and to the Remarketing Agent.

         SECTION 4.04. Interest on Bonds Called for Redemption. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

         SECTION 4.05. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be cancelled and destroyed by the Trustee in accordance with Section 2.11 thereof.

         SECTION 4.06. Partial Redemption of Bonds. (a) If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

                  (b) Upon surrender of any Bond for redemption in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered. If all or a portion of Bonds tendered for purchase pursuant to
Section 5.04 hereof have been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bonds, shall authenticate and redeliver only such portion of tendered Bonds not subject to redemption. The Tender Agent shall deliver to the tendering Bondholder a copy of the notice of redemption, indicating the portion of the Bonds subject thereto, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption. The principal of and interest accrued on the Bonds called for redemption shall be paid to such Bondholder on the redemption date. The

                                     17


Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the cancelled Bond to the Trustee.

                  (c) (i) Prior to the Conversion Date, in case a Bond is of a denomination larger than $100,000, a portion of such Bond ($100,000 or any integral multiple of $5,000 in excess thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

                           (ii) After the Conversion Date, in case a Bond is
of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $5,000 or any integral multiple of $5,000.

                  (d) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Pledged Bonds at the time of selection is less than the amount available for the partial redemption of the Bonds, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

         SECTION 4.07. Payment of Redemption Price with Available Moneys. Notwithstanding any provision to the contrary contained in this Indenture, the payment of the redemption price of Bonds shall be made only from funds described in clause (i) of the definition of Available Moneys. On each date that the Bonds are subject to redemption, the Trustee shall pay the full redemption price of the Bonds then subject to redemption from the sources and in the order provided in Section 6.03 hereof.

                                  ARTICLE V

                     CONVERSION OF INTEREST RATE; DEMAND
                               PURCHASE OPTION

         SECTION 5.01. Conversion of Interest Rate on Conversion Date; Mandatory Tender of Bonds. (a) The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate upon the exercise by the Company of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date. To exercise the Conversion Option, the Company shall notify the Trustee, the Tender Agent, the Bank and the Remarketing Agent at least thirty-five (35) days prior to the Conversion Date of such exercise, cause the Remarketing Agent to furnish to the Trustee the information set forth in paragraphs 1, 2 and 6 below and, thereafter cause the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar. No such notice may be given unless the Trustee first receives (i) a commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on the Conversion Date, together with a form of such Substitute Letter of Credit, and (ii) a certificate from Company to the effect that each of the Company's representations and warranties made in any agreements or certificates given by the Company in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                           1. The Conversion Date.

                           2. The method of computation of the Fixed Rate
which will take effect on the Conversion Date.

                           3. That from and after the Conversion Date the
Demand Purchase Option will no longer be available to Owners of Bonds.

                                     18


                           4. That the existing Letter of Credit will expire
two (2) Business Days after the Conversion Date and that the Bonds are to be secured by a Substitute Letter of Credit after the Conversion Date, and stating the identity of the issuer of such Substitute Letter of Credit.

                           5. That unless firm commitments for the purchase
of all Outstanding Bonds have been received on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Company has the option to rescind an optional conversion of the Bonds.

                           6. That in the event the Company elects not to
rescind the optional conversion of the Bonds, although firm commitments have not been received for the purchase of all Outstanding Bonds, all Bonds which have not been remarketed on or prior to the Conversion Date shall be subject to mandatory tender on the Conversion Date pursuant to this Section 5.01.

                           7. That from and after the Conversion Date, the
rating then in effect on the Bonds, if any, may be reduced or may no longer be maintained.

                  (b) On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.01 and are deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION
DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

                  (c) Notwithstanding the foregoing provisions, to the extent that at the close of the fifth (5th) Business Day prior to the proposed Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth (4th) Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind by each time. The Company shall cause the Trustee to notify immediately the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate applicable to such Bonds until any subsequent Conversion Date effected in accordance with this Indenture.

                  (d) In the event the Company rescinds the proposed optional conversion in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

                  (e) The Bonds are subject to mandatory tender in whole on the Conversion Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date; provided, however, that (i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of the Bonds to the Fixed Rate shall be redeemed or otherwise paid by the Company on or before the Conversion Date; and (ii) no such mandatory tender shall take place in the event the Company exercises its right to rescind the conversion.

         SECTION 5.02. Delivery of Bonds After Conversion Date. Upon the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Bonds in the form of Exhibit B hereto. Prior to the delivery by the Trustee of such Bonds, there shall be filed with the Trustee a request and authorization to the Trustee on behalf of

                                     19


the Company and signed by an Authorized Representative of the Company to authenticate and deliver the Bonds, as executed by the Company, to the purchasers thereof. Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the Owner of such Bonds.

         SECTION 5.03. Mandatory Tender upon Substitution of Letter of Credit. Prior to the Conversion Date, the Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date. The Trustee shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Substitution Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar notifying such Owner that their Bonds are subject to mandatory purchase. No such notice may be given unless the Company shall have satisfied the provisions of Section 6.13 hereof. Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                  1. The Substitution Date.

                  2. That the existing Letter of Credit securing such Bonds will expire two (2) Business Days after the Substitution Date.

                  3. That if the Company satisfies the conditions precedent to delivery of the Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

         On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this
Section 5.03 and are deemed to no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Substitution Date, the Company has not delivered to the Trustee and the Remarketing Agent the items set forth in Section 6.13 hereof, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit in accordance with its terms until its termination date.

         SECTION 5.04 Demand Purchase Option. Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

                  (i) delivery by such Owner to the Trustee and the Tender Agent at their Principal Office and Delivery Office, respectively, and to the Remarketing Agent at its Principal Office, of a notice (the "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (ii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

                                     20


         Any Bond, as to which a Demand Purchase Notice has been delivered pursuant to paragraph (i) above, must be delivered to the Tender Agent, as provided in paragraph (ii) above, and any such Undelivered Bonds for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Moneys sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and are deemed to be no longer Outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, in the event any Bonds as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in paragraph (ii) above, although such Bonds shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate applicable to such Bond as provided in Section 2.02(c) hereof.

         SECTION 5.05. Funds for Purchase of Bonds. (a) On the date Bonds are to be purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

                           (i) moneys drawn by the Trustee under the Letter
of Credit (in the event of a draw on the Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 hereof, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit);

                           (ii) proceeds of the remarketing of the Bonds; and

                           (iii) any other Available Moneys furnished to the
Trustee or the Tender Agent and available for such purpose.

                  (b) Payment for the Bonds purchased pursuant to Sections 5.01, 5.03 or 5.04 shall be made as follows:

                           (i) By not later than 10:00 a.m., New York City
time, on the date on which such Bonds are to be purchased (the "Purchase Date"), the Remarketing Agent shall give telephonic notice promptly confirmed in writing to the Bank, the Trustee and the Tender Agent, specifying:

                               (1) The total principal amount of Bonds, if
any, remarketed by it, and the total principal amount of unremarketed Bonds;
and

                               (2) The names of the persons to whom such
Bonds were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                           (ii) On the Purchase Date, the Trustee shall make
a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds. In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 11:00 a.m., New York City time, on the Purchase Date.

                                     21



                           (iii) There is hereby established with the Tender
Agent a special fund to be designated the "Bond Purchase Fund" and therein two separate and segregated accounts to be designated the "Remarketing Account" and the "Bank Account." An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m., New York City time, on the applicable Purchase Date.

                           (iv) No later than 1:00 p.m., New York City time,
on each Purchase Date the Tender Agent shall give telephonic notice (promptly confirmed by telecopy) to the Remarketing Agent of the amount deposited in the Bank Account on such date. No later than 2:00 p.m., New York City time, on each Purchase Date the Remarketing Agent shall transfer to the Bank an amount of the proceeds of the remarketing of the Bonds equal to the amount deposited in the Bank Account on such Purchase Date and shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent of the amount of such proceeds transferred to the Bank.

                           (v) The Tender Agent shall pay the Purchase Price
to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available. If amounts on deposit in the Bank Account are insufficient to pay the Purchase Price to the tendering Bondholders, the Tender Agent shall make up such deficiency from amounts on deposit in the Remarketing Account.

                           (vi) The Bank shall give telephonic confirmation
to the Tender Agent and the Trustee by 4:00 p.m., New York City time, on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) hereof.

         SECTION 5.06. Delivery of Purchased Bonds. (a) Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

                  (b) Unremarketed Bonds purchased with funds drawn under the Letter of Credit shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Reimbursement Agreement.

                  (c) Unremarketed Bonds purchased with moneys described in
Section 5.06(a)(iii) hereof shall, at the direction of the Company, be (i) delivered as instructed by the Company, or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

         Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

         SECTION 5.07. Sale of Bonds by Remarketing Agent. On each Purchase Date, the Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Company, all Bonds tendered or deemed tendered for purchase on such Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on such date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds.

         SECTION 5.08. Delivery of Proceeds of Sale of Purchased Bonds. (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent pursuant to
Section 5.01, 5.03 or 5.04 hereof, to the extent not required to reimburse the Bank under the Reimbursement Agreement, shall be paid to or upon the order of the Trustee.

                  (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company or the Remarketing Agent shall have directed the Bank to cause the Pledged Bond Custodian to deliver such Pledged Bonds to the Tender Agent pursuant to the Reimbursement Agreement, such Bonds shall be delivered to the Tender Agent and the proceeds of sale of such Bonds shall be delivered to the Principal Corporate Trust Office of the Tender Agent and shall be paid to or upon the order of the Bank; provided that any amounts so paid in

                                     22


excess of amounts then due to the Bank in respect of drawings under the Letter of Credit shall be delivered by the Bank to or upon the order of the Company; provided further that Pledged Bonds shall not be delivered to the Tender Agent until the Letter of Credit has been reinstated in accordance with the terms of the Reimbursement Agreement and the Letter of Credit.

         SECTION 5.09. Duties of Trustee and Tender Agent with Respect to Purchase of Bonds. (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall deliver all such Unremarketed Bonds, the funds for the purchase of which shall have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof for the purpose of perfecting the Bank's security interest therein under the Reimbursement Agreement unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with
Section 5.06 hereof.

                  (b) The Trustee and the Tender Agent shall hold all moneys delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of Remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such moneys shall have been delivered to or for the account of the Pledged Bond Custodian, the Bank or to such other purchaser, as appropriate.

                  (c) The Trustee shall deliver to the Company and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two (2) days of the receipt thereof.

                  (d) As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with
Section 5.04, the Tender Agent shall give telephonic or telegraphic notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

                  (e) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 5.06 and 6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

         SECTION 5.10. No Purchases or Sales After Certain Defaults. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to Section 5.05 if there shall have occurred any Event of Default in respect of which the principal of all Bonds Outstanding shall have been declared immediately due and payable pursuant to
Section 8.02 and such declaration shall not have been annulled. If the Trustee shall have given notice of a call for redemption pursuant to Section
4.03 hereof and such notice shall not have been rescinded, the Remarketing Agent shall provide a notice of such redemption to any prospective purchaser of such Bonds upon the remarketing of any Bonds tendered pursuant to Section
5.04 hereof. Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

                                  ARTICLE VI

                              REVENUES AND FUNDS

         SECTION 6.01. Creation of the Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated "Bond Fund." Upon receipt of moneys pursuant to Section 6.02 hereof, the Trustee shall deposit such moneys into the Bond Fund, which amounts shall be used to pay when due the principal and premium, if any, and interest on the Bonds.

         SECTION 6.02. Payments into the Bond Fund. There shall be deposited into the Bond Fund from time to time the following:

                                     23


                  (a) any amount in the Project Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 6.07 hereof;

                  (b) any amount deposited into the Bond Fund pursuant to
Section 6.04 hereof;

                  (c) any moneys drawn under the Letter of Credit to be used for the payment of redemption price and principal or Purchase Price of, premium, if any, and interest on the Bonds, which moneys shall be deposited in a separate subaccount of the Bond Fund and shall not be commingled with any other moneys held by the Trustee; and

                  (d) amounts, if any, held by the Trustee pursuant to
Section 5.09 hereof.

         SECTION 6.03. Use of Moneys in the Bond Fund. Except as provided in
Section 6.11 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price as defined in Section 8.02 hereof. Subject to the provisions of Section 6.12(b) hereof, funds for such payments of redemption price and principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

                  (i) amounts deposited into the Bond Fund which constitute Available Moneys (and in connection with moneys drawn by the Trustee under the Letter of Credit, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 12:00 noon, New York City time, on the Business Day immediately preceding the payment date); and

                  (ii) any other moneys furnished to the Trustee and available for such purpose.

         SECTION 6.04. Custody of Separate Trust Fund. The Trustee is authorized and directed to hold all Net Proceeds from any insurance proceeds or condemnation award and disburse such proceeds in accordance with Article XII hereof. If the Company, with the prior written consent of the Bank (provided the Bank is not then in default under the Letter of Credit), directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate subaccount of the Bond Fund, and the Company shall take and cause to be taken any action necessary to redeem on the earliest possible redemption date the amount of Bonds so specified.

         SECTION 6.05. Project Fund. There is hereby created and established with the Trustee a trust fund to be designated "Project Fund," which shall be expended in accordance with the provisions hereof.

         SECTION 6.06. Payments into the Project Fund; Disbursements. The Project Fund shall initially consist of those monies deposited therein pursuant to Section 3.03(c) hereof. Proceeds of the Bonds deposited in the Project Fund shall be applied to pay a portion of the costs of the Project. The Trustee is hereby authorized and directed to make disbursements from the Project Fund upon the receipt of a requisition in the form of Exhibit C hereto signed by the Company and approved by the Bank. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and the Trustee shall, upon request of the Company, furnish statements in the form customarily prepared by the Trustee. The Trustee shall hold all moneys and investments from time to time on deposit in the Project Fund for the Owners and for the Bank, the rights of the Bank being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

         SECTION 6.07. Use of Money in the Project Fund Upon Default. If the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, any balance remaining in the Project Fund shall without further authorization (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Reimbursement Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit, or (ii) after the Obligation Termination Date, be transferred into the Bond Fund.


                                     24


         SECTION 6.08. Use of Money in the Project Fund Upon Completion of the Project. The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of an Officers' Certificate requesting, as soon as practicable and in any event not more than sixty (60) days from the date of receipt by the Trustee of the certificate referred to in the preceding sentence, that any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall, without further authorization be transferred into a separate subaccount within the Bond Fund. Thereafter, the Trustee shall cause a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) hereof in an amount such that the funds transferred to the Bond Fund pursuant to this Section 6.08 will be sufficient to reimburse the Letter of Credit Bank for the redemption price of the Bonds. On the date fixed for redemption, the Trustee (i) shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds from the sources and in the order provided in Section 6.03 hereof and (ii) transfer to the Letter of Credit Bank funds from the separate subaccount within the Bond Fund created pursuant to this Section 6.08 to reimburse the Bank for such drawing. If there are any excess funds remaining in the Bond Fund after such mandatory redemption, such funds shall be transferred by the Trustee on the next Interest Payment Date to the Letter of Credit Bank to reimburse the Letter of Credit Bank for a drawing affected pursuant to Section 6.12 hereof.

         SECTION 6.09. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Moneys sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Company to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

         Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of an Authorized Representative of the Company, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

         SECTION 6.10. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

         SECTION 6.11. Repayment to the Bank and the Company from the Bond Fund or the Project Fund. Any amounts remaining in the Bond Purchase Fund, the Bond Fund, the Project Fund or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid as soon as possible to the Bank unless the Bank notifies the Trustee to the contrary, in writing, in which case such amounts shall be paid directly to Company.

         SECTION 6.12. Letter of Credit. (a) During the term of the Letter of Credit, and subject to Sections 4.07 and 6.03 hereof, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof (i) to pay when due (whether by reason of maturity, redemption, conversion, acceleration or otherwise) the principal of, and interest and, to the extent the Letter of Credit covers same, any premium on the Bonds, and (ii) to pay when due the Purchase Price of the Bonds.

                  (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a) (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, interest or, to the extent the Letter of Credit covers

                                     25


same, any premium on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds prior to the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds prior to the date such payment is due.

                  (c) The Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date. Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of the Letter of Credit; provided, however, that the Trustee shall not surrender the Letter of Credit to the Bank until the third Business Day following the effective date of any Substitute Letter of Credit or, in the event the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date, until the Bank has honored all draws under such terminated Letter of Credit made in accordance with the terms thereof.

         SECTION 6.13. Substitute Letter of Credit. The Company, upon at least thirty-five (35) days prior written notice to the Trustee, the Tender Agent and the Remarketing Agent may, at any time, at its option, provide for the delivery on any Business Day to the Trustee of a Substitute Letter of Credit. Any Substitute Letter of Credit shall have administrative terms and provisions reasonably acceptable to the Trustee and shall be delivered to the Trustee not later than the thirtieth (30th) Business Day prior to expiration of the Letter of Credit it is being issued to replace. On or before the date of the delivery of any Substitute Letter of Credit to the Trustee, as a condition to the acceptance of any Substitute Letter of Credit by the Trustee, the Company shall furnish to the Trustee and the Remarketing Agent:
(a) written evidence that the issuer of the Substitute Letter of Credit is a commercial bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities; (b) an opinion of Bond Counsel stating that delivery of such Substitute Letter of Credit is authorized under the Indenture and complies with the terms thereof; (c) an opinion of counsel satisfactory to the Trustee and the Remarketing Agent to the effect that (i) the Substitute Letter of Credit is a legal, valid and binding obligation of the issuer (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency) issuing the same, enforceable in accordance with its terms, (ii) payments of principal or redemption price, premium, if any (if such Substitute Letter of Credit secures the payment of premium), or Purchase Price of and interest on the Bonds from the proceeds of a drawing on the Substitute Letter of Credit will not constitute avoidable preferences under the Bankruptcy Code or other applicable laws and regulations, and (iii) it is not necessary to register the Substitute Letter of Credit under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended; and (iv) written evidence from each Rating Agency then rating the Bonds (if any) that the rating on the Bonds will not be reduced or withdrawn as a result of the acceptance of the Substitute Letter of Credit. In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank there shall also be delivered an opinion of Counsel licensed to practice law in the jurisdiction in which the head office of such bank is located and satisfactory to the Trustee and the Remarketing Agent, to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of such bank enforceable in accordance with its terms. The Trustee shall accept any such Substitute Letter of Credit only in accordance with its terms and upon the satisfaction of the foregoing conditions and other provisions contained in the Indenture.

         SECTION 6.14. Investment of Moneys in Funds. All moneys in any of the funds established pursuant to this Indenture (except moneys obtained from a draw on the Letter of Credit which shall be uninvested ) shall be invested by the Trustee, as directed in writing by the Company, solely in Investment Securities except with respect to Available Moneys held by the Trustee for the payment of Undelivered Bonds, which Available Moneys the Trustee shall not invest. Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Company. Absent written investment directions from the Company, the Trustee shall invest available fund balances in investments described in subparagraph (ix) of the definition of Investment Securities. All Investment Securities shall be acquired subject to the limitations set forth in Section 7.06, the limitations as to maturities hereinafter in this Section set forth and such additional limitation or requirements consistent with the foregoing as may be established by request of the Company.

                  To the extent the Bank has not been reimbursed under the Reimbursement Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture shall be transferred to the Bank in the amount specified by the

                                     26


Bank. Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium paid, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.

                  Investment Securities acquired as an investment of moneys in any fund established under this Indenture shall be credited to such fund. For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

                  The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell at the best price obtainable, or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

                                 ARTICLE VII

                             PARTICULAR COVENANTS

         SECTION 7.01. Punctual Payment. The Company shall punctually pay or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof.

         SECTION 7.02. Extension of Payment of Bonds. The Company shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Company to issue Bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

         SECTION 7.03. Against Encumbrances. The Company shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created.

         SECTION 7.04. Power to Issue Bonds and Make Pledge and Assignment. The Company represents and covenants that it is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding obligations of the Company in accordance with their terms, and the Company and Trustee shall at all times, to the extent permitted by law, defend, preserve and protect all the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

         SECTION 7.05. Accounting Records and Financial Statements. (a) The Trustee shall at all times keep, or cause to be kept, proper books of record and account as shall be consistent with prudent industry practice, in which complete and accurate entries shall be made of all transactions relating to the proceeds of Bonds and all funds established pursuant to this Indenture. Such books of record and account shall be available for inspection by the Company, the Bank and any Bondholder, or his agent or representative duly authorized in writing, at reasonable hours and under reasonable circumstances.


                                     27


                  (b) The Trustee shall within thirty (30) days after the end of each month furnish to the Company a monthly statement (which need not be audited) covering receipts, disbursements, allocation and application of any moneys (including proceeds of Bonds) in any of the funds and accounts established pursuant to this Indenture for such month.

         SECTION 7.06. Reserved.

         SECTION 7.07. Reserved.

         SECTION 7.08. Waiver of Laws. The Company shall not at any time insist upon or plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Company to the extent permitted by law.

         SECTION 7.09. Further Assurances. The Company will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

                                 ARTICLE VIII

                EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS

         SECTION 8.01. Events of Default. e following events shall be Events of Default:

                  (a) default in the due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

                  (b) default in the due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

                  (c) failure to pay the purchase price on any Bond tendered pursuant to Article V when such payment is due; or

                  (d) default by the Company in the observance of any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds, if such default shall have continued for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding; provided, however, that if such observance requires work to be done, actions to be taken or conditions to be remedied, which by their nature cannot reasonably be done, taken or remedied, as the case may be, within such sixty (60) day period, no Event of Default shall be deemed to have occurred or to exist if, and so long as, the Company shall commence such performance within such sixty (60) day period and shall diligently and continuously proceed to completion; or

                  (e) if the Company makes an assignment for the benefit of creditors or a composition agreement with all or a material part of its creditors, or a trustee, receiver, executor, conservator, liquidator, sequestrator or other judicial representative, similar or dissimilar, is appointed for the Company or any of its assets or revenues, or there is commenced any proceeding in liquidation, bankruptcy, reorganization, arrangement of debts, debtor rehabilitation, creditor adjustment or insolvency, local, state or federal, by or against the Company; or


                                     28


                  (f) the Trustee's receipt of written notice from the Bank of declaration by the Bank of an Event of Default under the provisions of the Reimbursement Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

                  (g) if, at any time after a draw under the Letter of Credit, the Trustee shall have received written notice from the Bank that the amount of such draw corresponding to the payment of interest on the Bonds shall not be reinstated in the amount and in the manner set forth in the Letter of Credit.

         Upon actual knowledge of the existence of any Event of Default, the Trustee shall as soon as practicable notify the Bank, the Company, the Tender Agent (if it is not also the Trustee) and the Remarketing Agent. Anything contained in this Indenture to the contrary notwithstanding, (i) no Event of Default under subsections (d) or (e) above shall be deemed to have occurred without the prior written consent of the Bank so long as the Bank is not in default under the terms of the Letter of Credit and (ii) the Trustee shall not notify Bondholders of the existence of any Event of Default under (d) or
(e) without the prior written consent of the Bank, as long as the Bank is not in default under the terms of the Letter of Credit.

         SECTION 8.02. Acceleration. If any Event of Default under Section
8.01 hereof occurs, the Trustee (with the written consent of the Bank provided the Bank is not in default of its obligations under the Letter of Credit) may, and upon request of the Owners of 25% in principal amount of the Bonds then Outstanding shall, by written notice to the Bank and the Company, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to such date (the "Acceleration Date") to be due and the Acceleration Price (as hereinafter defined) shall thereupon become payable on the first (1st) Business Day following the Acceleration Date (the "Payment Date"). Thereupon, the Trustee, among other things, shall draw immediately upon the Letter of Credit as set forth in Section 6.12 hereof. Interest on the accelerated Bonds shall cease to accrue on the Acceleration Date. Accelerated Bonds shall be payable at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Payment Date (the "Acceleration Price"). Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default described in Section 8.01(f) or (g) hereof, the Trustee shall, by written notice to the Bank, and the Company declare immediately due and payable the principal amount of the Outstanding Bonds.

          Any such declaration is subject to the condition that if, at any time after such declaration and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the Letter of Credit shall have been reinstated in full as to principal and interest and the reasonable charges and expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Company, the Bank and the Trustee, or the Trustee if such declaration was made by the Trustee, may, on behalf of the Holders of all of the Bonds, rescind and annul such declaration and its consequences and waive such default; but such rescission and annulment shall not extend to or affect any subsequent default, and shall not impair or exhaust any right or power in consequence thereof. The foregoing to the contrary notwithstanding, Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have no right to request the Trustee to accelerate the bonds under this
Section 8.02 and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof) or any other documents executed and delivered in connection with the Bonds, unless the Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank.

         Upon any declaration of acceleration hereunder, the Trustee shall as soon as possible give written notice of the acceleration to the Bondholders as set forth below. In addition, notice of such acceleration shall be mailed, by registered or certified mail or overnight mail, to the Rating Agency then rating the Bonds, if any, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration. Such notice of acceleration (i) shall be given in the name of the Company,
(ii) shall identify the accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall state that the interest on


                                      29


the accelerated Bonds ceased to accrue on the Acceleration Date; (v) shall state the reason for the acceleration; and (vi) shall state that on the Payment Date the Acceleration Price will be payable at the principal corporate trust office of the Trustee. The Trustee shall use "CUSIP" numbers on such notices as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed only on the bond numbers printed on the Bonds.

         Upon acceleration pursuant to this Section 8.02, the Trustee shall immediately draw upon the Letter of Credit as provided in Section 6.12 hereof in an amount that, together with any Available Moneys in deposit in the Bond Fund and irrevocably committed to the payment of principal of and interest on the Bonds, is sufficient to pay the Acceleration Price due on the Outstanding Bonds on the Payment Date.

         Upon receipt by the Trustee of any amount from the Bank under the preceding paragraphs of this Section 8.02 (or after receipt by the Trustee of any amounts from the Bank under any other provision of this Indenture), the Bank shall be subrogated to the right, title and interest of the Trustee and the Bondholders in and to any security held for the payment of the Bonds and upon payment of any fees and expenses due and payable to the Trustee pursuant to this Indenture, shall be assigned by the Trustee to the Bank.

         SECTION 8.03. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Trustee under the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 hereof, apply Available Moneys in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this
Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.01 hereof, would best serve the interests of the Bondholders.

         SECTION 8.04. Legal Proceedings by Trustee. any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of 25% in principal amount of the Bonds then Outstanding (subject to the consent of the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank) and receipt of indemnity to its satisfaction shall, in its own name:

                  A. By mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Company to carry out any provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

                  B. Bring suit upon the Bonds;

                  C. By action or suit in equity require the Company to account as if it were the trustee of an express trust for the Bondholders; and

                  D. By action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

         SECTION 8.05. Discontinuance of Proceedings by Trustee. any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, the Company, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

         SECTION 8.06. Bondholders May Direct Proceedings by Trustee. The Holders of a majority in principal amount of the Bonds Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in

                                     30


accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction. The foregoing provisions of this Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture and as long as the Bank shall not be in default under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank.

         SECTION 8.07. Limitations on Actions by Bondholders. ything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder unless:

                  (a) The Trustee shall have been given written notice of an Event of Default;

                  (b) The Holders of at least 25% in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

                  (c) The Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities;

                  (d) The Trustee shall have failed to comply with such request within a reasonable time; and

                  (e) The Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank; provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal and Purchase Price thereof and interest thereon at and after the maturity thereof, or the obligation of the Company to pay such principal and Purchase Price and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds, provided further that such action shall not disturb or prejudice the lien of this Indenture.

         SECTION 8.08. Trustee May Enforce Rights Without Possession of Bonds. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

         SECTION 8.09. Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

         SECTION 8.10. Application of Moneys in Event of Default. Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any moneys received by the Trustee upon drawing under the Letter of Credit together with Available Moneys on deposit in the Bond Fund and available for payment of principal and Purchase Price of and interest on all Outstanding Bonds, any moneys held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause
(b) below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to the Bonds):

                  (a) to the payment of the fees and expenses of the Trustee including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

                                      31



                  (b) To the payment of principal and Purchase Price of and interest then owing on the Bonds, including any interest on overdue interest, and in case such money shall be insufficient to pay the same in full, then to the payment of principal and Purchase Price of and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest;

                  (c) To the payment of any unreimbursed drawing under the Letter of Credit, or other obligations owing by the Company to the Bank under the Reimbursement Agreement; and

                  (d) The surplus, if any, remaining after the application of the money as set forth above shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         SECTION 8.11. Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         SECTION 8.12. Subrogation Rights of Bank. The Trustee agrees that the Bank or other provider of a Substitute Letter of Credit shall be subrogated to all rights, remedies and collateral of the Trustee under this Indenture or any other document or instrument, to the extent the Bank or other provider of a Substitute Letter of Credit has honored a draw under the Letter of Credit or Substitute Letter of Credit, as the case may be, and has not been reimbursed or paid therefor.

         SECTION 8.13. Waiver of Default. As long as the Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit is in full force and effect, the Bank may waive an Event of Default and if the Bank does so, the Trustee must also waive such Event of Default. The Trustee may not waive an Event of Default under this Indenture if the Letter of Credit has not been reinstated to cover principal and Purchase Price of interest on the Bonds in accordance with the terms of the Letter of Credit.

                                  ARTICLE IX

                      THE TRUSTEE, THE TENDER AGENT AND
                            THE REMARKETING AGENT

         SECTION 9.01. Duties, Immunities and Liabilities of Trustee. (a) The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) The Company may remove the Trustee provided no Event of Default has occurred and is continuing, and the Company shall remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing) or if at any time the Trustee shall cease to be eligible in accordance with subsection (e) of this Section, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon shall appoint, with the consent of the Bank, a successor Trustee by an instrument in writing.

                  (c) The Trustee may at any time resign by giving written notice of such resignation to the Company and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Bond Registrar. Upon receiving such notice of resignation, the Company


                                     32


shall promptly notify the Bank, and the Company shall promptly appoint a successor Trustee by an instrument in writing.

                  (d) Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any successor Trustee appointed under this Indenture, shall signify its acceptance of such appointment by executing and delivering to the Company and to its predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the request of the Company or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Company shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties and obligations. Upon acceptance of appointment by a successor Trustee as provided in this subsection, such successor Trustee at its expense shall mail a notice of its succession to the trusts hereunder to the Rating Agency (if any) and to the Bondholders at the addresses shown on the registration books maintained by the Bond Registrar.

                  (e) Any Trustee appointed under the provisions of this
Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company having a corporate trust office in the State, having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), subject to supervision or examination by federal or state authorities and shall have received written evidence from the Rating Agency (if any) that the use of such Trustee would not result in a reduction or withdrawal of the rating on the Bonds. If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this subsection (e), the Trustee shall resign immediately in the manner and with the effect specified in this Section.

         SECTION 9.01A. Compensation and Indemnity. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Holders and reasonable costs of counsel retained by the Trustee in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify and hold harmless the Trustee against any and all losses, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 9.01A) and of defending itself against any claims (whether asserted by any Holder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or gross negligence.

                                     33


                  To secure the Company's payment obligations in this Section 9.01A, the Trustee shall have a lien prior to the Bonds on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Bonds and proceeds of drawings on the Letter of Credit. The Trustee's right to receive payment of any amounts due under this Section 9.01A shall not be subordinate to any other liability or indebtedness of the Company.

                  The Company's payment obligations pursuant to this Section 9.01A shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 8.01(e) with respect to the Company, the expenses are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 9.02. Merger or Consolidation. Any company or association into which the Trustee may be merged or converted or with which it may be consolidated or any company or association resulting from any merger, conversion or consolidation to which it shall be a party or any company or association to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company or association shall be eligible under subsection (e) of Section 9.01, shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

         SECTION 9.03. Liability of Trustee. (a) The recitals of facts herein and in the Bonds contained shall be taken as statements of the Company, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Trustee may become the Owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding and may otherwise deal with the Company.

                  (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                  (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bank or the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                  (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letter of Credit in accordance with its terms and the terms hereof, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders or the Bank pursuant to the provisions of this Indenture unless such Bondholders or the Bank shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  (f) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or the other Bond Documents unless the Trustee shall be specifically notified of such default in writing by the Company, the Bank or the Owner of any Outstanding Bonds, and in the absence of such notice the Trustee shall conclusively assume that there is no default; provided that the Trustee shall be required to take notice

                                     34



of and be deemed to have notice of its failure to receive the money necessary to pay the principal of and premium (if any) and interest on the Bonds and Purchase Price payments.

                  (g) No provision of this Indenture or the other Bond Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (h) The Trustee shall not be required to record or file any document or statement, including financing and continuation statements, or to insure or monitor the insurance of the Project Facilities.

         SECTION 9.04. Right of Trustee to Rely on Documents. The Trustee may conclusively rely, and shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Company, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

         The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

         Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Company, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

         SECTION 9.05.  Preservation and Inspection of Documents

                  (a) All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Company and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

                  (b) The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

         SECTION 9.06. Compensation. The Trustee shall be paid from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture, all as provided in its bid submitted to the Remarketing Agent and the Company to provide services under this Indenture.

         SECTION 9.07. The Tender Agent. First Union National Bank, the initial Tender Agent appointed by the Company, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Company under which the Tender Agent shall, among other things:

                  (a) hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bond shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bond Custodian pursuant

                                     35


to Section 5.06(b) hereof, as the agent of the Bank for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b)); and

                  (b) hold all moneys delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such moneys until required to transfer such funds as provided herein.

         SECTION 9.08. Qualification of Tender Agent. (a) The Tender Agent shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least One Hundred Million Dollars ($100,000,000) or that is a wholly-owned subsidiary of such a bank or trust company, and authorized by law to perform all duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days notice to the Company, the Trustee, the Remarketing Agent, and the Bank; provided that such resignation shall not take effect until the appointment of a successor Tender Agent, and in accordance with the provisions hereof. Upon the written approval of the Bank, the Tender Agent may be removed at any time by the Company upon written notice to the Trustee and the Remarketing Agent. Successor Tender Agents may be appointed from time to time by the Company, with the prior written consent of the Bank.

                  (b) Upon the resignation or removal of the Tender Agent, the Company shall appoint a successor Tender Agent and the Tender Agent shall deliver any Bonds and moneys held by it in such capacity to its successor. If the Company fails to appoint a successor Tender Agent within thirty (30) days of the Tender Agent's resignation or removal, the Tender Agent may, at the expense of the Company, petition a court of competent jurisdiction for the appointment of a successor to it.

         SECTION 9.09. Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all of the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture giving at least thirty (30) days notice to the Company and the Trustee. The Remarketing Agent may be removed at any time, upon not less than thirty (30) days written notice from the Company filed with the Trustee. Upon the resignation or removal of the Remarketing Agent, the Company shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Trustee. The resignation or removal of the Remarketing Agent shall not become effective until a successor Remarketing Agent is appointed and accepts such appointment. If the Bonds are rated by a Rating Agency, any successor Remarketing Agent shall be rated at least Baa3/P-3 or otherwise be acceptable to such Rating Agency.

         SECTION 9.10. Construction of Ambiguous Provisions. The Trustee may construe any provision hereof insofar as such may appear to be ambiguous or inconsistent with any other provision hereof; and any construction of any such provision by the Trustee, in good faith shall be binding upon the Owners of the Bonds.

                                  ARTICLE X

                  MODIFICATION OR AMENDMENT OF THE INDENTURE

         SECTION 10.01. Amendments Permitted. This Indenture and the rights and obligations of the Company, of the Trustee and of the Holders of the Bonds may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Company and the Trustee may enter into without the consent of any Bondholders but with the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank). The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the holders of all Bonds then Outstanding, (a) extend the maturity date of any Bond, (b) reduce the amount of principal thereof, (c) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Holder of each Bond so affected, or eliminate the Holders' rights to

                                     36


tender the Bonds, (d) extend the due date for the purchase of Bonds tendered by the Holders thereof, or (e) reduce the Purchase Price of such Bonds. It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Company and the Trustee of any Supplemental Indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each Rating Agency then rating the Bonds and the Holders of the Bonds at the address shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

         SECTION 10.02. Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Company, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 10.03. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Company in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an opinion of counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Company and that all things necessary to make it a valid and binding agreement have been done.

                                  ARTICLE XI

                                  DEFEASANCE

         SECTION 11.01. Discharge of Indenture. The Bonds may be paid by the Company in any of the following ways, provided that the Company also pays or causes to be paid any other sums payable hereunder by the Company:

                  (a) by paying or causing to be paid the principal of and interest on the Bonds, as and when the same become due and payable;

                  (b) by depositing with the Trustee, in trust, Available Moneys or securities purchased with Available Moneys in the necessary amount (as provided in Section 11.03) to pay or redeem all Bonds then Outstanding; or

                  (c) by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.

                  If the Company shall pay or cause to be paid all Bonds then Outstanding and shall also pay or cause to be paid all other sums payable hereunder by the Company, then and in that case, at the election of the Company (evidenced by a Certificate of the Company filed with the Trustee, signifying the intention of the Company to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Company under this Indenture shall cease, terminate, become void and be completely discharged and satisfied. In such event, upon Request of the Company, the Trustee shall cause an accounting for such period or periods as may be requested by the Company to be prepared and filed with the Company and shall execute and deliver to the Company all such instruments, as prepared by or caused to be prepared by the Company that may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this Indenture, which are not required for (i) the payment of all the charges and reasonable expenses of the Trustee under this Indenture, (ii) the payment or redemption of Bonds not theretofore surrendered for such payment or redemption or (iii) the payment of amounts owed to the Bank by the Company under the Reimbursement Agreement, to the Company, as certified to the Trustee by the Bank.


                                     37


         SECTION 11.02. Discharge of Liability on Bonds. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 11.03) to pay or redeem any Outstanding Bond (whether upon or prior to the end of the Fixed Rate Period or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Company in respect of such Bond shall cease, terminate and be completely discharged, and the Holder thereof shall thereafter be entitled only to payment out of such money or securities deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of Section 11.04 below.

         The Company may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

         SECTION 11.03. Deposit of Money or Securities with Trustee. Whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held shall be cash or Investment Securities described in clauses (i) or (ii) of the definition thereof in Section 1.01 hereof, which Investment Securities shall be noncallable and not subject to prepayment, the principal of and interest on which when due will provide money sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice; provided, in each case, that the Trustee shall have been irrevocably instructed (by request of the Company) to apply such money to the payment of such principal and interest with respect to such Bonds.

         Whenever Investment Securities are deposited with the Trustee in accordance with this Section 11.03, the Company shall provide to the Trustee and the Rating Agency, if any, (a) a verification report from an Accountant, satisfactory in form and content to the Trustee, demonstrating that the Investment Securities so deposited and the income thereon shall be sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due and (b) an opinion acceptable to the Rating Agency, if any, of nationally recognized bankruptcy counsel, to the effect that the provision for payment of the Bonds contemplated to be made pursuant to this Section 11.03 will not constitute or result in such payments constituting voidable preferences under
Section 547 of the Bankruptcy Code.

         SECTION 11.04. Payment of Bonds After Discharge of Indenture. Notwithstanding any provisions of this Indenture, any moneys held by the Trustee in trust for the payment of the principal of, premium, if any, or interest on, any Bonds and remaining unclaimed for five (5) years after the principal of all of the Bonds has become due and payable (whether at maturity or upon call for redemption or by acceleration as provided in this Indenture), if such moneys were so held at such date, or five (5) years after the date of deposit of such moneys if deposited after said date when all of the Bonds became due and payable, shall be repaid to the Company, upon its written request, free from the trusts created by this Indenture and all liability of the Trustee with respect to such moneys shall thereupon cease; provided, however, that before the repayment of such moneys to the Company as aforesaid, the Trustee may (at the cost and request of the Company) first mail to the Holders of Bonds which have not been paid, at the addresses last shown on the registration books maintained by the Trustee, a notice, in such form as may be deemed appropriate by the Trustee with respect to the Bonds so payable and not presented and with respect to the provisions relating to the repayment to the Bank and the Company of the moneys held for the payment thereof.

                                 ARTICLE XII

                INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN

                                     38


         SECTION 12.01. Insurance to be Maintained. The Company covenants to provide and maintain continuously, unless otherwise herein provided, adequate insurance on the Project Facilities as shall be mutually agreed upon by the Bank and the Company. Each insurance policy with respect to the Project Facilities shall name the Bank and the Trustee as additional insureds.

         SECTION 12.02. Destruction, Damage and Eminent Domain. If the Project Facilities shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance, or shall be wholly or partially condemned, taken or injured by any Person, including any Person possessing the right to exercise the power of or a power in the nature of eminent domain or shall be transferred to such a Person by way of a conveyance in lieu of the exercise of such a power by such a Person, the Company covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of insurance or on account of such taking, condemnation, conveyance, damage or injury. The Company is authorized, in its own name, as trustee of an express trust, to demand, collect, sue, settle claims, receive and release moneys which may be due and payable under policies of insurance covering such damage or destruction or on account of such condemnation, damage or injury. Any moneys recovered (i) on policies of insurance required to be maintained hereunder or (ii) as a result of any taking, condemnation, conveyance, damage or injury shall be deposited in the Project Fund held by the Trustee under this Indenture and shall be applied in accordance with the provisions of Section 12.04 hereof; provided, however, that as long as the Bank is not in default under the terms of the Letter of Credit, the applicable provisions of the Reimbursement Agreement shall control the disposition of casualty insurance and condemnation award proceeds.

                  Any appraisement or adjustment of loss or damage and any settlement or payment therefore, shall be agreed upon by the Company, the Bank (as long as the Bank in not in default under the Letter of Credit) and the appropriate insurer or condemnor or Person, shall be evidenced to the Bank by the certificate and approvals set forth in this Indenture. The Bank may rely conclusively upon such certificates.

         SECTION 12.03 Notice of Property Loss. After the occurrence of loss or damage to, or after receipt of notice of condemnation of, the Project Facilities, the Company shall within five (5) Business Days thereof notify the Trustee and the Bank, in writing, of such damage.

         SECTION 12.04 Disposition of Casualty Insurance and Condemnation Award Proceeds.

                  (a) If the Bank is in default under the terms of the Letter of Credit, the Company may elect, in its discretion, whether to apply the proceeds of any casualty insurance coverage and/or condemnation awards to (i) the repair, reconstruction or replacement of damaged, destroyed or injured property comprising the Project Facilities or (ii) the redemption of Bonds pursuant to the applicable provisions of this Indenture. Absent timely direction from the Company as to the application of any casualty insurance coverage and/or condemnation awards, the proceeds thereof shall be applied to the extraordinary redemption of the Bonds at par plus accrued interest through the date of redemption. For purposes of the preceding sentence, "timely direction" shall mean thirty (30) days after the Company has agreed, in connection with any damage to or condemnation of the Project Facilities, upon the settlement or payment with respect to any appraisement or adjustment of loss or damage, as appropriate.

                  (b) If the Bank is not in default under the terms of the Letter of Credit, the proceeds of any casualty insurance coverage and/or condemnation awards shall be applied in accordance with the Reimbursement Agreement.

                                 ARTICLE XIII

                                MISCELLANEOUS

         SECTION 13.01. Successor is Deemed Included in All References to Predecessor. Whenever in this Indenture either the Company or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the


                                     39


Company or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

         SECTION 13.02. Limitation of Rights to Parties, Bank, Company and Bondholders. Nothing in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any person other than the Company, the Trustee, the Bank, and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Company, the Trustee, the Bank, and the Holders of the Bonds.

         SECTION 13.03. Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 13.04. Severability of Invalid Provisions. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed several from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision and never been contained herein. The Company hereby declares that it would have entered into this Indenture and each and every other section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

         SECTION 13.05. Notices. All notices to Bondholders shall be given by certified or registered mail, commercial overnight delivery services, telex, telegram, telecopier or other telecommunication device unless otherwise provided herein and confirmed in writing as soon as practicable. All such notices shall also be sent to the Holders and any person designated by any Holder to receive copies of such notices. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the corporate trust office of the Trustee, or at such other address as may have been filed in writing by the Trustee, the Company, the Remarketing Agent, the Placement Agent, the Tender Agent or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed as follows:

                  To the Trustee:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor, PA 1249
                  Philadelphia, PA  19109
                  Attn:  Corporate Trust Department


                                     40



                  To the Company:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA  19136
                  Attn:  Vice President -- Finance

(or such other address as may have been filed in writing by the Company with the Trustee),

                  To the Remarketing Agent:

                  First Union Capital Markets Corp.
                  301 College Street, 8th Floor
                  Charlotte, NC  28288

                  Attn:  William Bingham, Vice President

(or such other address as may have been filed in writing by the Remarketing Agent with the Trustee),

                  To the Placement Agent:

                  First Union Capital Markets Corp.
                  600 Penn Street, 2nd Floor South

                  Reading, PA   19602
                  Attn:  Director:  Tax Advantage Products

                  To the Tender Agent:

                  First Union National Bank
                  123 S. Broad Street, 11th Floor
                  Philadelphia, PA  19109
                  Attn:  Corporate Trust Department

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

                  To the Bank:

                  First Union National Bank
                  123 S. Broad Street
                  Philadelphia, Pa. 19109
                  Attention: Jane Sobieski, Vice President

(or such other address as may have been filed in writing by the Bank with the Trustee).

         SECTION 13.06. Evidence of Rights of Bondholders. Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Company if made in the manner provided in this Section.

                                     41


         The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgements of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

         The ownership of Bonds shall be proved by the bond registration books held by the Trustee.

         Any request, consent or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in accordance therewith or in reliance thereon.

         SECTION 13.07. Disqualified Bonds. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Company, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with the Company, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purposes of this Section. Bonds so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company, or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 13.08. Money Held for Particular Bonds. The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 hereof.

         SECTION 13.09. Funds. Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds shall at all time be maintained in accordance with current industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 hereof and for the protection of the security of the Bonds and the rights of every holder thereof.

         SECTION 13.10. Payments Due on Days other than Business Days. If a payment day is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day and no interest shall accrue for the intervening period.

         SECTION 13.11  Reserved.

         SECTION 13.12. Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

         SECTION 13.13. Notices to Rating Agency. Written notice shall be provided by the Company to each Rating Agency, if any, of (a) the appointment of any successor Trustee, Tender Agent or Remarketing Agent, (b) any Supplemental Indenture or any amendment to the Letter of Credit or the Reimbursement Agreement, (c) the expiration, termination or extension of the Letter of Credit, (d) the payment of all Outstanding Bonds, and (e) the conversion of the Bonds to the Fixed Rate.


                                     42


         SECTION 13.14. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without regard to any conflict of laws provision).

                                     43



         IN WITNESS WHEREOF, Lannett Company, Inc. has caused this Indenture to be signed in its name by its Chairman or other duly authorized officer and its seal to be hereunto affixed and attested by its Secretary or Assistant Secretary, and First Union National Bank in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by a duly authorized officer and its corporate seal to be hereunto affixed and attested by its authorized officer, all as of the day and year first above written.

Attest:                                     LANNETT COMPANY, INC.


________________________                    By:_________________________
(Assistant) Secretary                                  Chairman

[SEAL]


Attest:                                     FIRST UNION NATIONAL BANK,
                                            as Trustee



_______________________                     By:_________________________
Authorized Officer                                        Title:


[SEAL]

                                     44






                                  EXHIBIT A

                          FLOATING RATE FORM OF BOND

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Lannett Company, Inc. (the "Company") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.

                            LANNETT COMPANY, INC.

                      TAXABLE VARIABLE RATE DEMAND/FIXED
                              RATE REVENUE BOND
                                SERIES OF 1999


No. VR-                                                            $2,300,000

Interest Rate         Maturity Date           Dated Date                CUSIP
-------------         -------------           ----------                -----

  Variable             May 1, 2003          April 30, 1999


         THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

         KNOW ALL MEN BY THESE PRESENTS that LANNETT COMPANY, INC. (the "Company"), for value received, promises to pay to CEDE & Co. or registered assigns, on May 1, 2003, upon surrender hereof, the principal sum of Two Million Three Hundred Thousand Dollars ($2,300,000), and in like manner to pay interest on said sum at the rate described below on the first Business Day (as hereinafter defined) of each calendar month, and on the Conversion Date (hereinafter defined), commencing, June 1, 1999 (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from, April 30, 1999 (the "Date of Issuance"), until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is authenticated after any date which is the Business Day (as hereinafter defined) next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention:
Corporate Trust Department, or at the duly designated office of any successor Trustee under the Indenture. Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Company or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union National Bank (together with any successor tender agent, the "Tender Agent") to the registered Owner hereof, upon presentation hereof, at the Delivery Office of the Tender Agent. As used herein, the term "Business Day" means a day other than a Saturday or Sunday, a legal holiday on which banking institutions in the State of New York, the City of New York, the Commonwealth of Pennsylvania or the City of Philadelphia are authorized or required by law to close, or a day on which the New York Stock Exchange is closed.

         This Bond shall bear interest as follows:

                  (A) From the Date of Issuance of this Bond to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. The Floating Rate shall be determined weekly by First Union Capital Markets Corp., Charlotte, North Carolina (the "Remarketing Agent") on each Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) and shall be effective on the Thursday immediately following for the Weekly Period (as hereinafter defined) immediately following , all as more fully set forth in the Indenture. The determination of the Floating Rate shall be conclusive and binding upon the Company, the Trustee, the Bank (as hereinafter defined), the Remarketing Agent, the Tender Agent and the Owners of this Bond.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed seventeen percent (17%) per annum.

                  (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the fifth (5th) day preceding the Conversion Date, at a price of par without discount or premium.

         Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360 day year of twelve 30 day months.

         As used herein, the term "Conversion Date" means the Optional Conversion Date (as hereinafter defined); the term "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit (hereinafter defined) shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as defined in the Indenture); the term "Optional Conversion Date" means that date, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option (as hereinafter defined); the term "Conversion Option" means the option granted to the Company in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option (as hereinafter defined) has been exercised, plus accrued and unpaid interest thereon to the date of purchase.

         The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate at any time after the Initial Interest Payment Date upon satisfaction of certain conditions and notice given by the Trustee at the direction of the Company to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date, the Demand Purchase Option will not be available to the Owners of the Bonds. On or prior to the Conversion Date, Owners of the Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued

                                      2


interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the Conversion Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth (5th) Business Day prior to the proposed Optional Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth (4th) Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind the optional conversion by such time. The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the then current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with the Indenture. As used herein, "Weekly Period" means, while this Bond bears interest at the Floating Rate, the weekly period that begins on and includes Thursday of each calendar week and ends at the close of business on Wednesday of the next succeeding week.

         At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver a replacement Bond evidencing interest payable at the Fixed Rate.

         Prior to the Conversion Date, this Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

                  (a) delivery by such Owner to the Trustee and the Tender Agent at their principal corporate trust office and Delivery Office (hereinafter defined) respectively; and to the Remarketing Agent at its principal office of a notice (a "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (i) the aggregate principal amount and the bond numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the Business Day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (b) delivery to the Tender Agent at its Delivery Office (as hereinafter defined) at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

         Any Bond as to which a Demand Purchase Notice has been delivered pursuant to (a) above, must be delivered to the Tender Agent as provided in
(b) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

                                      3


         Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (c) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of the Indenture.

         Any delivery of a notice required to be made to the Trustee at its principal corporate trust office pursuant to (a) above shall be delivered to the Trustee at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention: Corporate Trust Department, or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at 301 College Street, 8th Floor, Charlotte, North Carolina 28288, Attention: Money Market Trading and Sales, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) above shall be delivered to the Tender Agent at 123 S. Broad Street, 11th Floor, PA 1249, Philadelphia, PA 19109,
Attention: Corporate Trust Department, or the office designated for such purpose by any successor Tender Agent (the "Delivery Office").

         This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds designated as " Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999" (the "Bonds") issued by the Company in the aggregate principal amount of $2,300,000 and by virtue of a resolution duly adopted by the Company (the "Bond Resolution"), and equally and ratably secured under a Trust Indenture, dated April 30, 1999, by and between the Company and the Trustee, as the same from time to time has been or may be amended, modified or supplemented by supplemental indentures (being herein collectively called the "Indenture"), for the purpose of raising funds to finance a project (the "Project") consisting of the financing of (i) the refinancing of certain indebtedness of the Company;
(ii) the payment of deferred interest due to the controlling shareholder of the Company; and (iii) the payment of the costs of issuance of the Bonds and a portion of the costs of issuance of the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, issued simultaneously with the Bonds for the benefit of the Company.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which the Company is obligated to make payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Company has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on October 31, 2002 (the "Letter of Credit Termination Date"). Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee is entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds or the portion of the Purchaser Price corresponding to the principal of the Bonds and (b) forty-six (46) days' accrued interest (calculated at the maximum rate of 17% per annum based on a 365 or 366 day year, as applicable, and the actual number of days elapsed) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon.

         Reference is hereby made to the Indenture and the Letter of Credit for description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Company, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee or at the Delivery Office of the Tender Agent or that of any successor Tender Agent, but only in the manner, subject to the limitations and upon payment of the charges

                                      4



provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange therefor. The Company, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether nor not this Bond shall be overdue) for all purposes, and neither the Company, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

         Prior to the Conversion Date, (i) the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                                      5



                           Extraordinary Redemption

         The Bonds are callable for redemption in the event the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Article XII of the Indenture. If called for redemption at any time as provided in the preceding sentence, the Bonds shall be subject to redemption by the Company on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                             Mandatory Redemption

         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified therein.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate.

                      Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May 2000 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                       Mandatory Sinking
Year                                                   Account Payments
----                                                   ----------------

2000                                                       $645,000
2001                                                       $685,000
2002                                                       $730,000
2003*                                                      $240,000

*Final maturity

                             Optional Redemption

         On or prior to the Conversion Date, the Bonds are subject to redemption by the Company, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date. Notwithstanding the foregoing, no such optional redemption shall occur unless on the redemption date there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such a redemption.

         In the event of any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the

                                      6


premium, if any), shall be given by the Trustee in accordance with the Letter of Representations, so long as the Bonds are registered in the name of The Depository Trust Company ("DTC") or its nominee and if the DTC book-entry-only system shall be discontinued, notice of the call for redemption shall be given by mailing a copy of the redemption notice by first-class mail at least (i) ten (10) days prior to the date fixed for redemption in the event of a mandatory redemption because the Trustee shall not have received a Substitute Letter of Credit effective on or before the Letter of Credit Termination Date; and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 5.04 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

                               Mandatory Tender

         The Bonds are subject to mandatory tender in whole on the effective date of any Substitute Letter of Credit provided by a Substitute Bank (as such term is defined in the Indenture), at a purchase price equal to 100% of the principal amount thereof, plus accrued interest to the purchase date.

         In the event of a mandatory tender, notice of such tender shall be given by the Trustee by delivering or mailing by first-class mail a copy of such notice at least twenty (20) days but not more than thirty (30) days prior to the date of such tender to the Owner of each Bond at the address shown on the registration books.

         The Bonds are issued pursuant to and in full compliance with the laws of the Commonwealth of Pennsylvania, and by appropriate action duly taken by the Company authorizing the execution and delivery of the Indenture.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the owners of the Bonds at any time by the Company with the consent of the Bank and the Holders of all Bonds at the time Outstanding. Any such consent or any waiver by the Bank and the Holders of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

                                      7





         IN WITNESS WHEREOF, Lannett Company, Inc. has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Date of Issuance.


Attest:                                     LANNETT COMPANY, INC.


__________________________                  By:__________________________
(Assistant) Secretary                                  Chairman

(SEAL)



                                      8






                   (Form of Certificate of Authentication)

                        CERTIFICATE OF AUTHENTICATION

                This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.



                                     FIRST UNION NATIONAL BANK, as Trustee
                                     and Tender Agent

                                     By:_________________________________
                                        Authorized Signature


Date of Authentication:  April __, 1999

                              (Form of Transfer)

                FOR VALUE RECEIVED, _______________, the undersigned, hereby sells, assigns and transfers unto _________________ (Tax Identification or Social Security No. __________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _____________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________               ___________________________________

NOTICE:  Signature must be             NOTICE:  The Signature to this
guaranteed by an approved              assignment must correspond with the
eligible guarantor                     name as it appears upon the face of
institution, an                        the within Bond in every particular,
institution which is a                 without alteration or enlargement or
participant in a Securities            any change whatever.
Transfer Association
recognized signature
guarantee program.








                        [FORM OF BOND COUNSEL OPINION]



                  Re:      Lannett Company, Inc.
                           $2,300,000 Taxable Variable Demand/Fixed Rate Revenue Bonds, Series of 1999 (the "Bonds")


TO THE REGISTERED OWNERS OF THE ABOVE BONDS:

                  We have acted as Bond Counsel in connection with the issuance by Lannett Company, Inc. (the "Company") of the above-captioned Bonds. The proceeds of the Bonds will be used by the Company to finance a project (the "Project") consisting of the financing of (i) the refinancing of certain indebtedness of the Company; (ii) the payment of deferred interest due to the controlling shareholder of the Company; and (iii) the payment of a portion of the costs of issuance of the Bonds and a portion of the costs of issuance of the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, issued simultaneously with the Bonds for the benefit of the Company. All capitalized terms used in this opinion and not defined herein shall have the meanings assigned to them in that certain Trust Indenture, dated April 30, 1999, between the Company and First Union National Bank, as Trustee (the "Indenture") unless the context clearly requires otherwise.

         The Bonds issued this date mature on May 1, 2003 and bear interest and are subject to purchase and redemption prior to maturity upon the terms and conditions stated therein and in the Indenture. The Bonds initially are issuable as registered bonds in denominations of $100,000 or integral multiples of $5,000 in excess thereof. After the Conversion Date the Bonds shall be in denominations of $5,000 or integral multiples of $5,000 in excess thereof.

         In connection with the issuance of the Bonds, First Union National Bank (the "Bank"), at the request of the Company, has issued a certain irrevocable, direct pay Letter of Credit dated the date of issuance of the Bonds (the "Letter of Credit"), in favor of the Trustee. The payment of principal or redemption price of, or the principal component of the Purchase Price of, and interest on the Bonds, are paid solely by and limited to proceeds of drawings under the Letter of Credit. Pursuant to the terms and conditions set forth in the Letter of Credit and the Indenture, on each debt service payment date the Trustee shall draw upon the Letter of Credit the amount necessary to pay the principal of and interest payable on the Bonds on such debt service payment date.

         In connection with providing our opinion, we have examined the following:

         1. Copies of the resolution of the Company authorizing, among other things, the issuance of the Bonds (the "Resolution");

         2. A copy of the executed Letter of Credit;

         3. A specimen copy of one of the Bonds (we assume due execution and authentication of each Bond);

         4. Executed copies of the Indenture, the Reimbursement Agreement, the Letter of Credit, the Remarketing Agreement, the Pledge and Security Agreement, the Company General Certificate and the other documents, agreements, certificates and opinions delivered at the closing held this day;

         5. Opinion of Fox, Rothschild, O'Brien & Frankel, LLP, counsel to the Company, dated April 30, 1999.




         Based upon our examination of the foregoing and upon our attendance at the Bond Closing, it is our opinion that, as of the date hereof:

         A. The Indenture has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its respective terms.

         B. The issuance and sale of the Bonds have been duly authorized by the Company and, assuming due execution and authentication as stated above, the Bonds are entitled to the benefit and security of the Indenture and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

         C. Interest on the Bonds is NOT excluded from gross income for federal or state income tax purposes.

         In providing the foregoing opinions, we advise you as follows:

         (a) The enforceability of the provisions of the Bonds and the Indenture (and any other applicable document) may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (b) Equitable remedies with respect to the Bonds and the Indenture (and any other applicable document) lie in the discretion of the courts and, accordingly, may not be available.

         (c) Except as specifically set forth above, we express no opinion regarding other federal or state income tax consequences arising with respect to the Bonds.

         (d) Except for the description and summaries set forth in the Placement Memorandum dated April 30, 1999 used in connection with the sale of the Bonds (the "Placement Memorandum") under the captions "THE BONDS" and "SUMMARY OF LEGAL DOCUMENTS" - "The Indenture" and "Substitute Letter of Credit," we have not been engaged to verify, nor have we independently verified, nor do we express any opinion to the registered owners of the Bonds with respect to, the accuracy, completeness or truthfulness of any statements, certifications, or information set forth in the Placement Memorandum, or with respect to any other materials used in connection with the placement of the Bonds.

         (e) We express no opinion with respect to whether the Company or any other person in connection with the placement of the Bonds or the preparation of the Placement Memorandum, has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make any statement made, not misleading. Further, we have not verified, and express no opinion as to the accuracy of, any "CUSIP" identification number that may be printed on any Bond. We have also assumed the genuineness of the signatures appearing on all the certificates, documents and instruments executed and delivered at closing.

                                       Very truly yours,



                                       OBERMAYER REBMANN MAXWELL & HIPPEL LLP


                                      2





                                  EXHIBIT B

                           FIXED RATE FORM OF BOND

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Lannett Company, Inc. (the "Company") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.

                            LANNETT COMPANY, INC.

                             TAXABLE REVENUE BOND
                                SERIES OF 1999


No. FR-                                                           $

Interest Rate        Maturity Date            Dated Date             CUSIP
-------------        -------------            ----------             -----

                      May 1, 2003


         KNOW ALL MEN BY THESE PRESENTS that Lannett Company, Inc. (the "Company"), for value received, promises to pay to CEDE & Co. or registered assigns, on May 1, 2003, upon surrender hereof, the principal sum of Dollars ($ ), and in like manner to pay interest (calculated on the basis of a 360-day year of twelve 30-day months) on said sum at the rate of _____% per annum on May 1 and November 1 of each year, commencing __________, ____ (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the Conversion Date (as defined in the Indenture, as hereinafter defined), until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is authenticated after any date which is the fifteenth calendar day (as hereinafter defined) next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Conversion Date.

         The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention: Corporate Trust Department, or at the duly designated office of any successor Trustee under the Trust Indenture, dated April 30, 1999, between the Company and the Trustee (which Trust Indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Company or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union



National Bank (together with any successor, the "Tender Agent") to the registered Owner hereof, upon presentation hereof, at the Delivery Office of the Tender Agent. As used herein, the term "Business Day" means a day other than a Saturday or Sunday, a legal holiday on which banking institutions in the State of New York, the City of New York, the Commonwealth of Pennsylvania or the City of Philadelphia are authorized or required by law to close or a day on which the New York Stock Exchange is closed.

         This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds designated as "Lannett Company, Inc. Taxable Revenue Bonds, Series of 1999" (the "Bonds") issued in the aggregate principal amount of $2,300,000 and by virtue of a resolution duly adopted by the Company and equally and ratably secured under the Indenture for the purpose of raising funds to finance a project (the "Project") consisting of the financing of (i) the refinancing of certain indebtedness of the Company; (ii) the payment of deferred interest due to the controlling shareholder of the Company; and (iii) the payment of a portion of the costs of issuance of the Bonds and a portion of the costs of issuance of the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, issued simultaneously with the Bonds for the benefit of the Company.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which the Company is obligated to make payment of the principal and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Company has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on October 31, 2002, (the "Letter of Credit Termination Date"). Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the trustee is entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds and (b) 205 days' accrued interest on the Bonds (calculated at the interest rate on the Bonds).

         Reference is hereby made to the Indenture and the Letter of Credit for description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Company, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange therefor. The Company and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether nor not this Bond shall be overdue) for all purposes, and neither the Company nor the Trustee shall be bound by any notice or knowledge to the contrary.

         The Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                           Extraordinary Redemption

         The Bonds are callable for redemption in the event the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Article XII of the Indenture. If called for redemption at any time as provided in the preceding sentence, the Bonds shall be subject to redemption by the Company on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                             Mandatory Redemption

                                      2


         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified therein.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate.

                      Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May ____ (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                        Mandatory Sinking
 Year                                                   Account Payments
 ----                                                   ----------------

                                                                $
                                                                $
                                                                $
                                                                $
   *

*Final maturity

                             Optional Redemption

                               [TO BE PROVIDED]

         In the event of any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee in accordance with the Letter of Representations, so long as the Bonds are registered in the name of The Depository Trust Company ("DTC") or its nominee and if the DTC book-entry-only system shall be discontinued, notice of the call for redemption shall be given by mailing a copy of the redemption notice by first-class mail at least (i) ten (10) days prior to the date fixed for redemption in the event of a mandatory redemption because the Trustee shall not have received a Substitute Letter of Credit effective on or before the Letter of Credit Termination Date; and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee.

                               Mandatory Tender


                                      3



         The Bonds are subject to mandatory tender in whole on the effective date of any Substitute Letter of Credit provided by a Substitute Bank (as defined in the Indenture), at a purchase price equal to 100% of the principal amount thereof, plus accrued interest to the purchase date.

         In the event of a mandatory tender, notice of such tender shall be given by the Trustee by delivering or mailing by first-class mail a copy of such notice at least twenty (20) days but not more than thirty (30) days prior to the date of such tender to the Owner of each Bond at the address shown on the registration books.

         The Bonds are issued pursuant to and in full compliance with the laws of the Commonwealth of Pennsylvania, and by appropriate action duly taken by the Company which authorizes the execution and delivery of the Indenture.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Owners of the Bonds at any time by the Company with the consent of the Bank and the Holders of all Bonds at the time Outstanding. Any such consent or any waiver by the Bank and the Holders of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

                                      4



         IN WITNESS WHEREOF, Lannett Company, Inc. has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Date of Issuance.


Attest:                                     LANNETT COMPANY, INC.


__________________________                  By:__________________________
(Assistant) Secretary                                  Chairman

(SEAL)




                   (Form of Certificate of Authentication)

                        CERTIFICATE OF AUTHENTICATION

                This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.



                                   FIRST UNION NATIONAL BANK, as Trustee


                                   By:_________________________________
                                      Authorized Signature


Date of Authentication: __________________

                              (Form of Transfer)

                FOR VALUE RECEIVED, _______________, the undersigned, hereby sells, assigns and transfers unto _________________ (Tax Identification or Social Security No. __________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _____________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________                ___________________________________

NOTICE:  Signature must be              NOTICE:  The Signature to this
guaranteed by an approved               assignment must correspond with the
eligible guarantor                      name as it appears upon the face of
institution, an                         the within Bond in every particular,
institution which is a                  without alteration or enlargement or
participant in a Securities             any change whatever.
Transfer Association
recognized signature
guarantee program.


                                      5



                        PLEDGE AND SECURITY AGREEMENT
                             (Unremarketed Bonds)

              THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is made the 30th day of April, 1999, by Lannett Company, Inc., a Delaware corporation (the "Pledgor") in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

         WHEREAS, the Pledgor is issuing its $2,300,000 aggregate principal amount Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999 (the "Bonds"), under a Trust Indenture, dated April 30, 1999 (the
"Indenture"), by and between the Pledgor and First Union National Bank, as trustee (the "Trustee"); and

              WHEREAS, Pledgor and the Bank have entered into a Reimbursement Agreement, dated April 30, 1999 (the "Reimbursement Agreement"), pursuant to which the Bank has agreed, subject to the conditions precedent provided in the Reimbursement Agreement, to issue an irrevocable direct pay letter of credit by Bank in favor of the Trustee (the "Letter of Credit").

              NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

              1. Defined Terms. As used in this Agreement, the terms defined in the preambles to this Agreement shall have such meanings and the following terms have the following meanings (all such meanings to be equally applicable to both the singular and plural forms of the terms defined, all capitalized terms not defined herein shall have the meanings ascribed to such terms in the Reimbursement Agreement):

                     "Collateral" means all property at any time pledged to the Bank under this Agreement (whether described in this Agreement or not) and all income therefrom and proceeds thereof.

                     "Event of Default" has the meaning given to such term in the Reimbursement Agreement.

                     "Pledged Bonds" has the meaning given to such term in
Section 3 hereof.

                     "Pledged Bonds Custodian" means First Union National Bank (or such other successor thereto or substitute therefor) in its capacity as collateral agent for the Bank.

                     "Remarketing Agent" has the meaning given to such term in the Indenture.

                     "Tender Agent" has the meaning given to such term in the Indenture.

                     "Unremarketed Bonds" has the meaning given to such term in the Indenture.


                                      6


              2. Interpretation. (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                     (b) Headings of articles and sections herein are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                     (c) All references herein to "Articles," "Sections," "Paragraphs" and other subdivisions are to the corresponding Articles, Sections, Paragraphs or subdivisions of this Agreement; the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Paragraph or subdivision hereof.

              3. Pledge. The Pledgor hereby pledges, assigns, hypothecates and transfers to the Bank all of the Pledgor's right, title and interest to the Unremarketed Bonds delivered from time to time to the Tender Agent by the owners thereof and grants to the Bank a first lien on, and security interest in, all of its right, title and interest in and to the Unremarketed Bonds, the interest thereon, and all proceeds thereof, as collateral security for the prompt and complete payment by the Pledgor (by acceleration, at stated maturity, or otherwise) of all amounts payable from time to time by the Pledgor to the Bank in respect of the Indebtedness. Unless all amounts drawn under the Letter of Credit with respect to the payment of the Purchase Price of the Bonds pursuant to mandatory and optional tenders of the Bonds are reimbursed to the Bank on the same day as such Drawings, the Pledgor shall, no later than 5:00 p.m. (Philadelphia time) on the same day, (a) deliver or use its best efforts to cause to be delivered to the Pledged Bonds Custodian, Unremarketed Bonds in a principal amount equal to the unreimbursed portion of such drawing (such Unremarketed Bonds so delivered to and held by the Pledged Bonds Custodian from time to time to be referred to as the "Pledged Bonds") and (b) give or use its best efforts to cause to be given to the Bank notice of the number and principal amount of each such Pledged Bond.

              4. Registration of and Interest on Pledged Bonds. If the Bonds are in certificated form, Pledged Bonds shall be registered in the name of the Pledged Bonds Custodian and shall be duly endorsed for transfer by the Pledged Bonds Custodian in blank or by appropriate instruments of transfer duly executed in blank. The Bank may, but shall not be obligated to, request that Pledged Bonds be registered in its name at any time or from time to time. Any interest on Pledged Bonds shall be paid to or upon the order of the Bank and shall be applied as a credit against the Indebtedness with respect to the related Principal and Interest Drawings under the Letter of Credit in accordance with the terms of the Reimbursement Agreement. The Pledged Bonds Custodian shall follow the written direction of the Bank ensuring the release or transfer of the Pledged Bonds.

              5. Release of Pledged Bonds. Upon payment to the Bank of the proceeds of remarketed Pledged Bonds in an amount sufficient to cover the principal of and accrued interest, if any, on the Unremarketed Bonds, the Bank shall (i) reinstate the Letter of Credit to an amount equal to the principal amount of such Bonds together with an amount equal to forty-six
(46) days interest thereon calculated at an interest rate (based on a 365 or 366 day year, as applicable, for the actual number of days elapsed) of seventeen percent (17%) to pay interest on the Bonds; (ii) notify the Trustee of the amount of such reinstatement; and (iii) release or instruct the Pledged Bonds Custodian to release Pledged Bonds in a principal amount equal to the principal amount of such payment to the Bank from the pledge and security interest created by this Agreement. Such Pledged Bonds shall be delivered to or upon the order of the Tender Agent only after payment to the Bank as aforesaid.

              6. Redemption of Pledged Bonds. In the event any Pledged Bond is called for redemption under the Indenture, Pledgor shall use its best efforts to cause the Trustee to take all such actions as shall be required under the Indenture to effect the redemption and shall pay or cause to be paid the redemption price to or to the order of the Bank as a credit against the Indebtedness.

              7. Rights of the Bank. The Bank shall not be liable, except in the case of its willful misconduct or gross negligence, for failure to collect or realize upon the Indebtedness or the Collateral or any part thereof, or for any delay in so doing, nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and its continuing, the Bank, with or without notice, shall have the

                                      7


right to exercise all rights, privileges or options pertaining to any Pledged Bonds, as if it were the absolute owner thereof, upon such terms and conditions as it may, in its sole discretion determine, all without liability except to account to the Pledgor for property actually received by it. The Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

              8. Remedies. In the event that any portion of the Indebtedness has been declared due and payable (upon scheduled maturity, acceleration or otherwise), the Bank, without demand for performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to the Pledgor or any other person (all and each of which demands, advertisements and/or notices are expressly waived by the Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels or portions at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may, in its sole discretion, deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold, free to any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The net proceeds or any such collection, recovery, receipts, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping, or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank under this Agreement, including, but not limited to, reasonable attorneys' fees and legal expenses, shall be applied first to the satisfaction of the Indebtedness in such order as the Bank may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Bank need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Indebtedness, the Bank shall have the authority to exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Notwithstanding anything contained herein to the contrary, the Bank may not sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral unless it shall reinstate the Letter of Credit in full as to principal and interest with respect to such Bonds, except this shall not apply in the case of a conversion of the Bonds to a Fixed Rate in accordance with the terms of the Indenture.

              9. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that: (a) on the date of delivery to the Bank or the Pledged Bonds Custodian of any Pledged Bonds, none of the Remarketing Agent, the Tender Agent, the Trustee nor any other person, firm or corporation (other than the Pledgor or the Bank or the Pledged Bonds Custodian) will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank or the Pledged Bonds Custodian of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) the Pledged Bonds and the proceeds thereof, are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that it will defend the Bank's and the Pledged Bonds Custodian's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons at the Pledgor's sole cost and expense.

              10. No Disposition, etc. Except as contemplated in this Agreement, without the prior written consent of the Bank, the Pledgor agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                                      8


              11. Sale of Collateral. (a) The Pledgor recognizes that the Bank may be unable to effect a public sale of any or all of the Pledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who may be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities law, even if the Pledgor would agree to do so.

                     (b) The Pledgor further agrees to promptly do or cause to be done all such other reasonable acts and things as may be necessary to make any sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's cost and expense.

              12. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank or the Pledged Bonds Custodian, the Pledgor will execute and deliver such further documents and do such further acts and things as the Bank or the Pledged Bonds Custodian may reasonably request in order to effect the purposes of this Agreement.

              13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              14. No Waiver; Cumulative Remedies. No act, delay or omission of the Bank or the Pledged Bonds Custodian shall be deemed to be a waiver of any rights or remedies granted under this Agreement and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent set forth in such waiver. A waiver of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise and no delay in exercising on the part of the Bank or the Pledged Bonds Custodian any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or equity.

              15. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgor and the Bank and if such amendment affects the rights or duties of the Pledged Bonds Custodian, with the written consent of the Pledged Bonds Custodian. This Agreement and all obligations of the Pledgor under this Agreement shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Bank or the Pledged Bonds Custodian under this Agreement, inure to the benefit of the Bank and its successors and assigns.

              16. Fees and Expenses of the Pledged Bonds Custodian. The Pledgor agrees that it will pay or reimburse the Bank for (i) all fees charged and expenses incurred by the Pledged Bonds Custodian for and in connection with its acting as such for the purposes of this Agreement and
(ii) all costs and other expenses incurred by the Bank or the Pledged Bonds Custodian in connection with the transfer, registration or exchange of the Pledged Bonds.

              17. Governing Law. This Agreement shall be governed by and be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

                                      9


              18. Counterparts. This Agreement may be executed in several counterparts, each of which shall be a original and all of which shall constitute but one and the same instrument.

                                     10



         IN WITNESS WHEREOF, the Pledgor and the Bank have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ATTEST:                                     LANNETT COMPANY, INC.



_____________________                       By:____________________________
(Assistant) Secretary                                      William Farber
                                                           Chairman


                                            FIRST UNION NATIONAL BANK


                                            By:____________________________
                                                 Vice President


                                     11








                                April 30, 1999

First Union National Bank
123 S. Broad Street
15th Floor
Philadelphia, PA   19109


Ladies and Gentlemen:

              We refer to the Pledge and Security Agreement dated April 30, 1999 (the "Agreement"), between Lannett Company, Inc. (the "Pledgor") and you. All terms used in this letter and not otherwise defined shall have the meanings given to such terms in the Agreement.

              We accept our appointment as Pledged Bonds Custodian under the Agreement and undertake to hold any Pledged Bonds which the Pledgor shall deliver or cause to be delivered to us in such capacity as your collateral agent until otherwise directed in writing by you and to otherwise perform the duties of the Pledged Bonds Custodian under the Agreement.

         The Pledgor by its signature to this letter agrees, jointly and severally, to indemnify and hold us and our directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses, including out-of-pocket, incidental expenses, legal fees and expenses and the allocated costs and expenses of in-house counsel and legal staff ("Losses") that may be imposed on, incurred by or asserted against the Indemnitees or any of them for following any instruction or other direction upon which we are authorized to rely pursuant to the terms of the Agreement. In addition to and not in limitation of the immediately preceding sentence, the Pledgor also agrees jointly and severally to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of our performance under the Agreement, provided we have not acted with gross negligence or engaged in willful misconduct. Anything in the Agreement to the contrary notwithstanding, in no event shall we be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if we have been advised of such loss or damage and regardless of the form of action.


                                     12




         The provisions of this paragraph shall survive the termination of the Agreement and our resignation or removal for any reason.

                                             Very truly yours,

                                             FIRST UNION NATIONAL BANK


                                             By: __________________________
                                                   Vice President

ACKNOWLEDGED AND AGREED:

LANNETT COMPANY, INC.


By: ________________________________
         Chairman



                                     13



                            REMARKETING AGREEMENT

                                  $2,300,000
                            Lannett Company, Inc.
            Taxable Variable Rate Demand/Fixed Rate Revenue Bonds
                                Series of 1999

         This REMARKETING AGREEMENT ("Agreement") is made and entered into April 30, 1999, by and between FIRST UNION CAPITAL MARKETS CORP. ("Remarketing Agent") and LANNETT COMPANY, INC., a Delaware corporation (the "Company") and shall be effective if, as and when the $2,300,000 Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999 (the "Bonds") are issued by the Company. This Agreement shall be upon the following terms and conditions, to wit:

         In the event there is any conflict between provisions of this Agreement and the Indenture (hereinafter defined), the provisions of the Indenture shall be controlling.

         1. Consideration. The consideration for this Agreement is comprised of the mutual covenants and agreements herein contained, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Further, the parties hereto have entered into this Agreement each intending to be legally bound hereby.

         2. Bonds. The Bonds are being issued pursuant to a Trust Indenture, of even date herewith (the "Indenture"), between the Company and First Union National Bank, as trustee (acting in such capacity, the "Trustee"), which Indenture calls for and requires the services of a Remarketing Agent with regard to certain determinations and actions to effect remarketings of the Bonds as more specifically set forth in the Indenture to which further reference is hereby made. Unless the context otherwise clearly requires, all initially capitalized terms and phrases used herein and not otherwise defined herein shall have the meanings given to such terms and phrases in the Indenture.

         3. Establishment of the Floating Rate and the Fixed Rate. (a) The Remarketing Agent agrees to establish the Floating Rate in accordance with the provisions of the Indenture and the Bonds from and including the period during which the Bonds are initially issued through the earlier of (i) the Conversion Date or (ii) the date on which the Bonds mature, are fully redeemed, are accelerated or otherwise cease to be outstanding, as the case may be. The Remarketing Agent shall determine the Floating Rate in accordance with the applicable provisions of this Agreement and the Indenture.

                  (b) The Remarketing Agent shall determine the Fixed Rate in accordance with the applicable provisions of this Agreement and the Indenture.

                  (c) In the event that the Remarketing Agent fails to establish the Floating Rate in accordance with the provisions of this Agreement and the Indenture, the Floating Rate to be borne by the Bonds for the next succeeding Weekly Period shall be determined as provided in the Indenture.

         4. Payment of Bonds. Payments of amounts due on the Bonds from time to time as provided in the Indenture shall be made as provided in the Indenture by the Trustee or the Tender Agent on behalf of the Company from amounts on deposit in the Bond Fund, from remarketing proceeds, and certain other security including but not limited to an irrevocable, direct pay letter of credit (the "Letter of Credit") issued by First Union National Bank (acting in such capacity, the "Bank"). In no event shall the Remarketing Agent be in any manner or to any extent liable for the payment of any amounts due on the Bonds, either as to principal, interest, premium (if any), Purchase Price or otherwise, except as herein expressly provided.

         5. Tenders. On each date on which tenders of Bonds are required under Sections 5.01, 5.03 or 5.04 of the Indenture ("Tender Dates"), Owners of the Bonds will be required to tender such Bonds to First Union National Bank, as tender agent, or any successor tender agent appointed under the Indenture (the "Tender Agent")

                                     14


for purchase in accordance with the Indenture. The Purchase Price for any such tendered Bonds will be derived from moneys in the manner set forth in
Section 5.05 of the Indenture.

         6. Appointment and Acceptance. The Company desires that the Remarketing Agent undertake to remarket any Bond in respect of which a notice pursuant to Sections 5.01, 5.03 or 5.04 of the Indenture has been delivered, such remarketings to be made pursuant to the provisions of the Indenture and this Agreement. The Company hereby appoints, subject to the terms and conditions herein contained, First Union Capital Markets Corp., as Remarketing Agent for the Bonds.

                  The Remarketing Agent, subject to the terms and conditions herein contained, accepts such appointment and the duties and obligations imposed by the Indenture and this Agreement.

         7. Standard of Care. In performing its duties and obligations hereunder, the Remarketing Agent shall use the same degree of care and skill as a prudent person would exercise under the same circumstances in the conduct of his own affairs. The Remarketing Agent shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith.

         8. Dealing in Bonds. The Remarketing Agent may deal in the Bonds to the same extent and with the same effect as provided in the Indenture with respect to the Trustee.

         9. Remarketing Agent as Bondholder. The Remarketing Agent, for its own account, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Bondholder may be entitled to take with like effect as if it were not the Remarketing Agent. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Company, and may act as depositary, trustee or agent for any committee or body or holders of Bonds secured by the Indenture or other obligations of the Company as freely as if it were not the Remarketing Agent. The Remarketing Agent shall have the right to tender Bonds for purchase pursuant to the provisions of the Indenture and shall have all other rights of a Bondholder at any time that it is the Owner of any Bonds.

         10. Cooperation as to Registration. The Company will cooperate in taking all steps reasonably requested by the Remarketing Agent which the Remarketing Agent or its counsel may consider necessary or desirable: (a) to register the sale of the Bonds by the Remarketing Agent under any federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended; or (b) to enable the Remarketing Agent to establish a "due diligence" defense to any action commenced against the Remarketing Agent in respect of any disclosure documents.

         11. Timely Determinations. So long as this Agreement remains in effect, the Remarketing Agent agrees that it will (i) be available to advise the Company on a timely basis with respect to the applicable Floating Rate and (ii) perform its duties under the Indenture and this Agreement. In addition, the Remarketing Agent will furnish the Trustee, the Tender Agent, the Company and other parties required to have such information under the Indenture, such information as they may from time to time reasonably request with respect to the purchasers of the Bonds and the prices at which the Bonds are sold.

         12. Waiver of Lien. The Remarketing Agent hereby waives any rights to, or lien on, any funds or obligations held by or owing to it pursuant hereto or to the Indenture. The Remarketing Agent shall be reimbursed its costs and expenses and compensated for acting as Remarketing Agent hereunder and pursuant to the Indenture from payments to be made by the Company pursuant to the applicable provisions of this Agreement and the Indenture.

         13. Performance. (a) The Remarketing Agent shall, in accordance with the applicable terms of the Indenture and this Agreement, use its best efforts (i) to sell all Bonds on the applicable Purchase Date at the applicable Purchase Price for which it receives a timely tender notice at its principal corporate office from any Bondholder; and (ii) for a period not exceeding thirty (30) days beginning on each Tender Date, to sell all Pledged Bonds.


                                     15


                  (b) The Remarketing Agent shall not offer for sale or sell any Bonds upon the occurrence and continuation of any Event of Default as defined in the Indenture.

                  (c) By not later than 10:00 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Bank, the Trustee and the Tender Agent, specifying:

                           (i) the total principal amount of the Bonds, if
any, remarketed by it; and

                           (ii) the names of the persons to whom such Bonds
were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                  (d) Not later than 10:00 a.m., New York City time, on each Purchase Date, the Remarketing Agent shall transfer the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Remarketing Account established with respect to such Bonds and, if there are not sufficient remarketing proceeds on deposit in the Remarketing Account, the Remarketing Agent shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent, the Trustee, the Borrower and the Bank (if the Letter of Credit securing the Bonds is then in effect) of (i) the aggregate amount of Bonds tendered or deemed tendered for purchase; and (ii) the amount of proceeds on deposit in the Remarketing Account established with respect to such Bonds.

                  (e) The Remarketing Agent shall determine the rate or rates to be borne by the Bonds pursuant to, at the times specified in, and in the manner provided in Articles II and V of the Indenture.

         14. Representations and Warranties. Each of the parties hereto represents and warrants to the other that this Agreement has been duly authorized, executed and delivered by such party and (assuming due authorization, execution and delivery by the other party hereto), constitutes a legal, valid and binding obligation of such party. The Remarketing Agent hereby further represents and warrants that it is a member of the National Association of Securities Dealers, Inc., has a capitalization of at least $15,000,000 and is authorized by law to perform all the duties imposed upon it by this Agreement and by the Indenture. The principal corporate office of the Remarketing Agent for purposes of the Indenture is as set forth below in
Section 17.

         15. Remarketing Fees. In consideration of the services to be provided by the Remarketing Agent hereunder, the Company agrees to pay to the Remarketing Agent all costs, fees and expenses in connection with each remarketing in accordance with Schedule A which is attached hereto and incorporated herein by reference.

         16. Termination. This Agreement and the obligations of the Remarketing Agent hereunder shall, in the absence of earlier termination pursuant to the provisions hereof, terminate on the earlier of (a) the date all of the Bonds to be remarketed after the Conversion Date have been remarketed and (b) the final maturity of the Bonds. Notwithstanding the foregoing, the Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Agreement and the Indenture by giving at least thirty (30) days' notice to the Company, the Bank and the Trustee. The Remarketing Agent may be removed by the Company at any time for any reason or no reason upon thirty (30) days' written notice. No such resignation or removal shall be effective unless and until a successor Remarketing Agent is appointed by the Company and accepts such appointment. Upon receipt of notice from the Remarketing Agent or upon delivery of notice to the Remarketing Agent, the Company agrees to use its best efforts to appoint a successor Remarketing Agent. Upon the effective date of any such resignation or removal, this Agreement shall terminate.

                  In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Company or its assigns. Termination of this Agreement pursuant to any of the provisions of this Section shall not terminate liability for any fees due hereunder and not yet paid.

                                     16



         17. Notices. Except as otherwise required in Section 13 hereof, any notice required or permitted to be given under this Agreement may be given in person or by mail or telecopier and shall be deemed received, if mailed, three (3) business days after being deposited in the United States mail, postage prepaid, or, if by telecopier, when received at the appropriate office for transmission, in all cases addressed to the Company, the Bank, the Trustee, the Tender Agent and the Remarketing Agent, as follows:

                  The Company:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA   19136
                  Attention:  Vice President - Finance

                  The Bank:

                  First Union National Bank
                  123 S. Broad Street
                  PA 1222
                  Philadelphia, PA   19109
                  Attention:  Jane Sobieski, Vice President

                  The Trustee:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor, PA-1249
                  Philadelphia, PA   19109
                  Attention:  Corporate Trust Department

                  The Tender Agent:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor, PA-1249
                  Philadelphia, PA   19109
                  Attention:  Corporate Trust Department


                                     17





                  The Remarketing Agent:

                  First Union Capital Markets Corp.
                  301 College Street, 8th Floor
                  Charlotte, NC   28288-0600
                  Attention:  William Bingham, Vice President

         Each party hereto may change the address for service of notice upon it by a notice in writing and in the manner provided herein to the other parties hereto.

         18. Telephonic Requests or Directions. The Remarketing Agent may rely upon, and is hereby authorized to honor, any telephonic request or directions which the Remarketing Agent believes, in its sole discretion, to emanate from an authorized representative of the Company, the Trustee or the Tender Agent acting pursuant hereto, regardless of the source of such request or direction. Any telephonic request or direction to the Remarketing Agent shall promptly be confirmed in writing; provided, however, that failure to receive any such written confirmation shall not affect the authority of the Remarketing Agent to rely and act upon such request or direction.

         19. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons thereof, and no other person(s) will have any rights or obligations hereunder.

         20. Severability. If any provision of this Agreement for any reason shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or all jurisdictions, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever. In case any one or more of the provisions in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         21. Amendment. This Agreement may be amended by the parties hereto without the consent of or notice to any owners of the Bonds.

         22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         23. Captions. Captions to the sections hereof are inserted for convenience of reference only and shall not be relied upon for any interpretive purpose whatsoever.

         24. Disclosure. The Company hereby covenants and agrees to immediately advise the Remarketing Agent of any event or circumstance that would materially and adversely affect the financial condition of the Company or its ability to perform its obligations under the Reimbursement Agreement, and to cooperate with the Remarketing Agent and/or its counsel in the preparation of such disclosure material deemed necessary by the Remarketing Agent in connection therewith. The Company also hereby covenants to cooperate with the Remarketing Agent and/or its counsel and to provide updated disclosure materials to the Remarketing Agent to be delivered to Owners of Bonds in connection with any remarketing of the Bonds in order to comply with state and federal laws, regulations and rules. The Company further agrees to pay all costs and fees associated with the preparation of such disclosure materials.

         25. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.

                                     18






         IN WITNESS WHEREOF, the parties hereto have caused this Remarketing Agreement to be executed as of the date first above written.

ATTEST:                                     LANNETT COMPANY, INC.



                                            By:___________________________
(Assistant) Secretary                            William Farber, Chairman


                                            FIRST UNION CAPITAL MARKETS CORP.


                                            By:___________________________
                                                  Vice President and Director




                                 SCHEDULE A

                          Fees for Remarketing Bonds

         Prior to any remarketing in connection with a Conversion Date, the remarketing fee payable by the Company to the Remarketing Agent shall be an amount equal to 0.125% per annum of the outstanding principal amount of Bonds, payable annually in advance; provided, however, the Company and the Remarketing Agent agree that such fee shall be adjusted upwards, from time to time, in the event that the applicable prevailing fees for such services in the marketplace increase.

         Remarketing fees in connection with a remarketing for a conversion to Fixed Rate shall be subject to good faith negotiations prior to such remarketing.

         In addition, the Remarketing Agent shall be reimbursed for all its costs and expenses in preparing any disclosure material required for any remarketings, including but not limited to, legal costs.


                                     19




                           BOND PLACEMENT AGREEMENT

                                  $2,300,000
                            Lannett Company, Inc.
            Taxable Variable Rate Demand/Fixed Rate Revenue Bonds
                                Series of 1999

                BOND PLACEMENT AGREEMENT ("Placement Agreement"), dated April 30, 1999, by and between LANNETT COMPANY, INC., a Delaware corporation (the "Company") and FIRST UNION CAPITAL MARKETS CORP. (the "Placement Agent").

           1.     Background

                  A. The Company is issuing its Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 1999, in the aggregate principal amount of $2,300,000 (the "Bonds") pursuant to a Trust Indenture of even date herewith (the "Indenture") between the Company and First Union National Bank, as Trustee (the "Trustee"). The proceeds of the Bonds are being applied to finance a project (the "Project") consisting of (i) the refinancing of certain indebtedness of the Company; (ii) the payment of deferred interest due to the controlling shareholder of the Company; and (iii) the payment of a portion of the costs of issuance of the Bonds and a portion of the costs of issuance of the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, issued simultaneously with the Bonds for the benefit of the Company.

                  B. Concurrently with, and as a condition to the issuance of the Bonds, the Company will cause to be delivered to the Trustee an irrevocable, direct-pay Letter of Credit, dated the date of issuance of the Bonds (the "Letter of Credit") issued by First Union National Bank. Under the terms of the Letter of Credit, the Trustee will be entitled to draw up to an amount equal to the principal of the Bonds plus at least forty-six (46) days' accrued and unpaid interest thereon (at a maximum rate of 17% per annum for the Bonds, based on a 365 or 366 day year, as applicable, and the actual number of days elapsed). The Letter of Credit will be issued pursuant to a Reimbursement Agreement, of even date herewith (the "Reimbursement Agreement"), between the Bank and the Company. The Letter of Credit will expire on October 31, 2002, unless earlier terminated pursuant to its terms (the "Letter of Credit Termination Date"). The Bonds mature on May 1, 2003 and are subject to optional, extraordinary, mandatory and mandatory sinking fund redemption and optional and mandatory tender prior to maturity, all as set forth in the Placement Memorandum (as hereinafter defined).

                                      2



                  C. The Bonds will be issued pursuant to a Resolution adopted by the Company (the "Resolution") and the Indenture.

                  D. The Bonds will be remarketed in accordance with the applicable provisions of the Indenture and a Remarketing Agreement of even date herewith (the "Remarketing Agreement"), by and between First Union Capital Markets Corp., in its capacity as remarketing agent, and the Company.

                  E. The professional advisors referred to in this Placement Agreement are:

Bond Counsel,
Bank Counsel and           Obermayer Rebmann Maxwell & Hippel LLP
Placement Agent Counsel:   One Penn Center, 19th Floor
                           1617 John F. Kennedy Boulevard
                           Philadelphia, PA   19103

Company Counsel:           J. Randolph Lawlace, Esquire
                           Fox, Rothschild, O'Brien & Frankel, LLP
                           2000 Market Street
                           Philadelphia, PA   19103

         2. Placement and Closing. Subject to the terms and conditions and in reliance on the representations, warranties, agreements and indemnities set forth herein, (i) the Placement Agent hereby agrees to privately place the Bonds, as agent for the Company; and (ii) the Company hereby agrees to deliver to such investors, all (but not less than all) of the Bonds as provided in the Indenture. The aggregate price for the Bonds shall be 100% of the principal amount thereof plus accrued interest to the date of Closing (as hereinafter defined), payable in immediately available funds to the order of the Trustee for the account of the Company. As consideration for its private placement of the Bonds, the Company shall pay the Placement Agent a fee equal to 1.25% of the principal amount of the Bonds in immediately available funds on the date of closing. Closing will be held at the offices of Obermayer Rebmann Maxwell & Hippel LLP at 9:00 a.m. prevailing local time, on April 30, 1999 (the "Closing"), or at such other place and time as may be agreed to by the parties hereto. The Bonds will be delivered to The Depository Trust Company in New York, New York, in fully registered form in such denominations and registered in such names as shall be requested by the Placement Agent.

         3. Company's Representations. The Company makes the following representations as of the date hereof, all of which will continue to be in effect subsequent to the private placement of the Bonds:

                  (a) The Company is a corporation duly organized and validly subsisting under the laws of the State of Delaware and is qualified as a foreign corporation to conduct business in the Commonwealth of Pennsylvania.

                  (b) The Company has full legal power to execute and deliver the Bonds, the Indenture, the Reimbursement Agreement, the Remarketing Agreement, this Placement Agreement, the Reimbursement Documents (as such term is defined in the Reimbursement Agreement) and any and all other documents, certificates and agreements executed by the Company in connection with the issuance of the Bonds and the Letter of Credit (collectively, the "Company Documents") and to perform its obligations thereunder and hereunder.

                  (c) The Company has duly authorized the execution and delivery of the Company Documents and the undertaking of its obligations thereunder and hereunder, and the taking of all actions as may be required on the part of the Company to carry out the same; and the making and performance of each such agreement will not conflict with, nor constitute a breach of or a default under, any provision of the Certificate of Incorporation, By-laws or other constituent documents of the Company or any indenture, agreement or other instrument to which the Company is a party or by which the Company or any of its properties may be bound, or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental body to which the Company or any of its properties are subject.

                                      3



                  (d) As of the Closing, the Company Documents will be duly executed and delivered by the Company, will be in full force and effect and, assuming due authorization, execution and delivery by the other parties thereto, each of the Company Documents will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles in effect from time to time affecting the enforcement of creditors' rights generally.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best knowledge of the Company, threatened against the Company, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable ruling or finding would adversely affect the validity or enforceability of the Company Documents or would materially and adversely affect any of the transactions contemplated by this Placement Agreement.

                  (f) The information set forth in the Placement Memorandum (as hereinafter defined), with the exception of the information in Appendices A and B (as to which no representation or warranty is made), is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Company has obtained all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required to be obtained by it as a condition precedent to the execution by the Company of the Company Documents. The Company has obtained all consents that are required to be obtained by it for the performance of its obligations under the Company Documents.

         4. Placement Agent's Representations, Warranties and Covenants. The Placement Agent makes the following representations, warranties and covenants, all of which will continue to be in effect subsequent to the purchase and placement of the Bonds:

                  (a) The Placement Agent has full legal power to execute and deliver this Placement Agreement, the Remarketing Agreement and any and all other agreements, documents and certificates executed by the Placement Agent in connection with the issuance of the Bonds (collectively, the "Placement Agent Documents") and to perform its obligations thereunder and hereunder.

                  (b) The Placement Agent has received all necessary information with respect to the Company, the Bank and the Project in order to place the Bonds and any and all information relating to the Company or the Bank and their affairs, which the Placement Agent has requested has been provided to the Placement Agent.

                  (c) The Placement Agent Documents have been duly executed and delivered by the Placement Agent and assuming the due authorization, execution and delivery by the other parties thereto, each of the Placement Agent Documents is the binding and enforceable agreement of the Placement Agent enforceable in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally.

                  (d) The documents relating to the issuance of the Bonds, including without limitation, the Indenture and the Letter of Credit, have been reviewed by the Placement Agent and such documents contain terms acceptable to, and agreed to by, the Placement Agent.

                  (e) The Placement Agent has complied with and will continue to comply with all applicable regulations of the Municipal Securities Rulemaking Board.

                  (f) The Bonds are being offered in authorized denominations of $100,000 or more and are being sold to no more than thirty-five (35) persons each of whom the Placement Agent reasonably believes (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment and (ii) is not purchasing for more than one account or with a view to distributing the Bonds. The Placement Agent acknowledges that each investor has been given or will have been given an

                                      4



opportunity to examine such material relating to the Bonds, the Company, the Project and the Bank as is satisfactory to each of them.

                  (g) There is no action, suit, proceeding, inquiry or investigation at law or in equity, or before or by any court, public body or other governmental authority, pending or, to the best knowledge and information of the Placement Agent, threatened against or affecting the Placement Agent, wherein an unfavorable decision, ruling or finding could materially adversely affect the business or financial condition of the Placement Agent or could adversely affect the transactions contemplated by this Agreement, or which in any manner raises any questions concerning the legality, validity or enforceability of this Agreement nor to the best knowledge and belief of the Placement Agent is there any basis therefor.

                  (h) The execution, delivery and performance by the Placement Agent of this Agreement does not and will not violate its certificate of incorporation or by-laws or any order, injunction, ruling or decree by which the Placement Agent is bound, and does not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note or other obligation, instrument or arrangement to which the Placement Agent is a party or by which the Placement Agent or any of its property is bound, or contravene or constitute a violation of any law, rule or regulation to which the Placement Agent or any of its property is subject, and no approval or other action by, or filing or registration with any governmental authority or agency is required in connection therewith which has not been previously obtained or accomplished.

         5. Placement Memorandum. Prior to the Closing, the Company approved and authorized the distribution of the Placement Memorandum (including all exhibits and appendices thereto, the " Placement Memorandum"), and authorized the use of the Placement Memorandum in connection with the private placement of the Bonds.

         6. Company Covenants. The Company covenants to indemnify, hold harmless and defend the Placement Agent, its officers, agents and employees, past, present and future and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), to the full extent permitted by law against any and all losses, claims, damages or liabilities (including reasonable legal and other expenses of defending any actions) that they or any of them may incur or have asserted against them caused by (a) any untrue statement or alleged untrue statement of a material fact in the Placement Memorandum (except for the information contained in Appendices A and B) or any amendments or supplements to the Placement Memorandum; or (b) the omission or alleged omission to state therein a material fact required to be stated in the Placement Memorandum or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or (c) any breach (or alleged breach) by the Company of any of its representations or warranties set forth in this Placement Agreement or directly or indirectly resulting from, arising out of, or related to the Project.

         7. Actions Brought Against Indemnified Parties. In case any action shall be brought against any Indemnified Party with respect to which indemnity may be sought against the Company under the provisions of this Placement Agreement, such Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the sole cost and expense of such Indemnified Party unless (i) the employment of such counsel has been specifically authorized in writing by the Company; or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Company and such Indemnified Party shall have been advised by its counsel that it is probable that a conflict of interest between the Company and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the Company and the Indemnified Party (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Party); it being understood, however, that in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Company shall not be liable for the reasonable fees and expenses or more than one separate firm of attorneys for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties). The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Company or if there is a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless

                                      5



any Indemnified Party from and against any loss, cost, expense or liability by reason of such settlement or judgment, including but not limited to attorneys' fees. This indemnity includes but is not limited to reimbursement for expenses reasonably incurred by the Indemnified Party in investigating the claim and in defending it if the Company declines to assume the defense, provided that the matter is one for which indemnification is required of the Company under this Agreement. The indemnity agreements of the Company contained in Section 6 hereof shall survive the delivery and payment of the Bonds.

         8. Blue Sky Requirements. The Placement Agent shall, in its sole discretion, determine the jurisdictions in which the Bonds shall be offered and sold. The Placement Agent shall use its best efforts to qualify the Bonds for offer, sale and delivery under the securities or "Blue Sky" laws of each such jurisdiction to the extent required. The Company shall cooperate with the Placement Agent in its efforts to qualify the Bonds for such offer, sale and delivery under the securities or "Blue Sky" laws of such jurisdictions as the Placement Agent may request. The Company consents to the use of the Placement Memorandum by the Placement Agent in obtaining such qualifications.

         9. Conditions of Closing. The obligations of the Placement Agent to privately place the Bonds on the date of Closing shall be subject, except as specifically waived in writing by the Placement Agent in its sole discretion, to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the date of Closing;
(ii) the accuracy in all material respects of the statements of the officers of the Company made in any certificates or other documents furnished pursuant to the provisions hereof, and (iii) the performance by the Company of its obligations to be performed hereunder or otherwise at or prior to the Closing and to the following additional conditions:

                  (a) At the Closing, the Resolution shall have been duly adopted by the Company and shall be in full force and effect and constitute the legal, valid and binding action of the Company, and the Company Documents, when executed and delivered by the parties thereto, will constitute legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, and such documents shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Placement Agent;

                  (b) At the Closing, there shall not have been any material adverse change in the business, properties or financial condition of the Bank, as described in the Placement Memorandum, or of the Company, which in the judgment of the Placement Agent, makes it inadvisable to proceed with the offer and sale of the Bonds;

                  (c) The Letter of Credit shall have been delivered by the Bank;

                  (d) At the Closing, the Placement Memorandum shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Placement Agent;

                  (e) The Company shall not have defaulted in the performance of any of its covenants hereunder, under the Indenture or under the Company Documents;

                  (f) The Placement Agent shall have received:

                           (i) An opinion of Bond Counsel, dated the date of
Closing, addressing the matters set forth in Exhibit A hereto and any other matters which may be reasonably requested by the Placement Agent, with such changes therein as are acceptable to the Placement Agent and its counsel;

                           (ii) An opinion of Counsel for the Company, dated
the date of Closing and addressed to the Placement Agent, the Bank, the Trustee and Bond Counsel covering the matters set forth in Exhibit B hereto and any other matters which may be reasonably requested by the Placement Agent, with such changes therein as are acceptable to the Placement Agent, the Bank, the Trustee and Bond Counsel;

                           (iii) An opinion of Counsel for the Bank, dated
the date of Closing and addressed to the Company, the Placement Agent, the Bank and the Trustee, covering the matters set forth in Exhibit C hereto, with such changes therein as are acceptable to the Company, the Placement Agent, the Bank, the Trustee and Bond Counsel;

                                      6



                           (iv) A certificate, dated the date of Closing and
signed by an authorized representative of the Company to the effect (A) that the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Placement Agreement, the Indenture and the Reimbursement Agreement or otherwise at or prior to the Closing; and (B) such other matters as Bond Counsel and the Placement Agent may reasonably request;

                           (v) Such additional documents, instruments,
agreements, certificates and opinions as Bond Counsel and the Placement Agent may reasonably request to evidence the accuracy of the representations and warranties and compliance with the covenants set forth herein, including the covenants the exemption of the offering of the Bonds from registration under the Securities Act of 1933, as amended; and

                  (g) Between the date hereof and the date of Closing, the market price or marketability of the Bonds shall not have been materially adversely affected, in the reasonable judgment of the Placement Agent (evidenced by a written notice to the Company terminating the obligation of the Placement Agent to privately place the Bonds), by reason of any of the following:

                           (i) Legislation enacted by or introduced in the
Congress of the United States or reported out of or pending in committee or recommended for passage by the President of the United States, or a decision rendered by a court established under Article III of the Constitution of the United States, or an order, ruling, regulation or official statement (final, temporary or proposed) issued or made or any other release or announcement by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, to the effect that obligations of the general character of the Bonds are not exempt from qualification under, or other requirements of, the Trust Indenture Act of 1939, as amended, or that the issuance, offering or sale of obligations of the general character of the Bonds, including any or all underlying arrangements as contemplated hereby or by the Placement memorandum, is or would be in violation of the federal securities laws as amended and then in effect and the regulations promulgated thereunder; or

                           (ii) The declaration of war or engagement in major
hostilities by the United States or the occurrence of any other local, national or international emergency or calamity relating to the effective operation of the government of or the financial community in the United States, or a default with respect to the debt obligations of, or the institution of proceedings under the federal bankruptcy laws by or against, any state of the United States or agency thereof, the City of New York, New York, or any city in the United States having a population of over 1,000,000, the effect of which on the financial markets of the United States will be such as, in the Placement Agent's judgment, makes it impracticable for the Placement Agent to place the Bonds; or

                           (iii) The declaration of a general banking
moratorium by federal, New York or Pennsylvania authorities, or the general suspension of trading on any national securities exchange; or

                           (iv) Any amendment to the United States
Constitution or the Pennsylvania Constitution or action by any federal or state court, legislative body, regulatory body or other authority materially adversely affecting the validity or enforceability of the Resolution, the Bonds, the Indenture, the Reimbursement Agreement, the Letter of Credit or this Placement Agreement, or the ability of either the Company or the Bank to meet its respective covenants under such agreements; or

                           (v) Any event occurring, or information becoming
known which, in the reasonable judgment of the Placement Agent or the Company makes untrue in any material respect any statement or information contained in the Placement Memorandum, or has the effect that the Placement Memorandum contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         If the Placement Agent terminates its obligation to place the Bonds for any reason permitted by this Placement agreement, this Placement Agreement will terminate without liability on the part of the Company or the Placement Agent, except for the provisions of Section 8 as to indemnification of the Placement Agent.

                                      7



         10. Representation of the Placement Agent. The Placement Agent acknowledges that each investor has been given or will have been given an opportunity to examine such material relating to the Bonds, and the Bank as is satisfactory to each of them.

         11. Notices and Other Actions. All notices, demands and formal actions hereunder will be in writing, mailed, telegraphed or delivered to:

                  The Company:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA  19136
                  Attn:  Vice President - Finance

                  with a copy to:

                  Fox, Rothschild, O'Brien & Frankel, LLP
                  2000 Market Street
                  Philadelphia, PA   19103
                  Attn:  J. Randolph Lawlace, Esquire

                  The Placement Agent:

                  First Union Capital Markets Corp.
                  Second Floor South
                  600 Penn Street
                  Reading, PA   19602
                  Attn:  Director:  Tax-Advantage Products

         12. Acknowledgment of Multiple Representation. Each of the parties hereto acknowledges and confirms that it was advised on or before March 1, 1999 that Obermayer Rebmann Maxwell & Hippel LLP would act as Bond Counsel, Bank Counsel and Counsel to the Placement Agent in connection with the transaction described in this Bond Placement Agreement. Each of the parties hereto further acknowledges and confirms that, upon being so advised, it agreed to such multiple representation.

         13. Execution in Counterparts. This Placement Agreement may be executed in any number of counterparts, all of which shall constitute but one and the same document, and any parties hereto may execute this Placement Agreement by signing any such counterparts.

         14. Successors. This Placement Agreement will inure to the benefit of and be binding upon the parties hereto and their successors, and no other person shall acquire or have any right hereunder or by virtue hereof.

         15. Applicable Law. This Placement Agreement shall be governed by and construed in accordance with the domestic internal laws (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.


                                      8





         IN WITNESS WHEREOF, the Company and the Placement Agent, intending to be legally bound, have caused their duly authorized representatives to execute and deliver this Bond Placement Agreement as of the date first written above.

ATTEST:                                LANNETT COMPANY, INC.


_____________________________          By:_________________________________
(Assistant) Secretary                     William Farber, Chairman


WITNESS:                               FIRST UNION CAPITAL MARKETS CORP.


_____________________________          By:_________________________________
                                          Director and Vice President


                                      9






                                  EXHIBIT A

                           Points to be covered in
                           Opinion of Bond Counsel

                1. The Bonds are exempt from registration under the Securities Act of 1933 and the Indenture is exempt from qualification under the Trust Indenture Act of 1939, as amended.

                2. The description and summaries under the captions entitled "The Bonds" (except for the information extracted from information provided by DTC) and "The Indenture" contained in the Placement Memorandum fairly summarize the applicable provisions of the documents or portions of applicable law, as the case may be, which are purported to be summarized therein.








                                  EXHIBIT B

          Points to be covered in Opinion of counsel for the Company

                1. The Company is a corporation duly organized and validly subsisting under the laws of the State of Delaware and is qualified as a foreign corporation to conduct business in the Commonwealth of Pennsylvania.

                2. The Company has the necessary authority to execute and deliver the Company Documents, and the undertakings of its obligations thereunder, and the taking of all actions as may be required on the part of the Company to carry out the same, and the making and performance of each such agreement will not conflict with, constitute a breach of or a default under, any provision of the Certificate of Incorporation, By-laws or other constituent documents of the Company or, to counsel's knowledge, any indenture, agreement or other instrument to which the Company is a party or by which the company or any of its properties may be bound, or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental body to which the Company or any of its properties are subject.

                3. The Company Documents have been duly authorized, executed, acknowledged and delivered by the Company, are in full force and effect and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles in effect from time to time affecting the enforcement of creditors' rights generally.

                4. To the best of such counsel's knowledge, no authorization, consent, approval or review of any court or governmental body or regulatory authority is required for the authorization, execution and delivery by the Company of, and performance by the Company of its obligations under, the Company Documents or for any action taken by the Company in connection with the transactions contemplated thereby, which has not been obtained or effected.

                5. There is no action, suit, litigation, proceeding, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of such counsel's knowledge, threatened against the Company, nor to the best of such counsel's knowledge is there any basis therefor, wherein an unfavorable ruling or finding would adversely affect (i) the business, properties or financial condition of the Company; (ii) the validity or enforceability of the Company Documents; or (iii) any of the transactions contemplated by the undertaking of the Project and the aforementioned documents.

                6. The Company has duly authorized the taking of any and all action necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Company Documents and the Placement Memorandum and has duly authorized the taking of any and all action necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Company Documents.

                7. The Company has all necessary permits, licenses, certifications and qualifications to conduct its business as it is presently being conducted, subject to such exceptions which, in the aggregate, would not have a material adverse effect on the business or operations of the Company and the Company is not in any material way in breach of or in default under any applicable law or administrative regulation of the Commonwealth of Pennsylvania or of the United States or any applicable judgment or decree.

                8. The Company has obtained all approvals required under applicable federal and state laws (other than securities laws) to finance the Project.







                                  EXHIBIT C

         Points to be covered in the Opinion of Counsel for the Bank


         1. The Bank is a national banking association, validly existing and in good standing under the laws of the United States of America and has full power and authority to issue and deliver the Letter of Credit and to execute and deliver the Reimbursement Agreement and to perform its obligations thereunder.

         2. The Reimbursement Agreement and the Letter of Credit have been duly authorized and constitute valid and binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, except as the enforceability thereof may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium, liquidation and similar laws in effect from time to time affecting the enforcement of creditors, rights generally, as such laws would apply in the event of the bankruptcy, insolvency, reorganization or liquidation of, or other similar occurrence with respect to, the Bank or in the event of any moratorium or similar occurrence affecting the Bank. In connection with its opinion in this paragraph, counsel expresses no opinion as to whether a court, in the exercise of its equitable powers, may temporarily enjoin or restrain payment of the drawing under the Letter of Credit. However, counsel is of the opinion that a court would not permanently enjoin or restrain such payment in the event of a bankruptcy, reorganization, insolvency or liquidation or similar proceeding affecting the Company.

         3. The issuance of the Letter of Credit and the performance by the Bank of its obligations thereunder (a) require no consents or approvals of, or filing with, any governmental or other regulatory agencies and (b) do not violate any existing law, rule, regulation or ordinance.

         4. The Letter of Credit constitutes a security issued or guaranteed by a bank within the meaning of Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and, as such, is not required to be registered pursuant to the Securities Act.

         5. Although such counsel has not been engaged by the Bank to review generally, or to express its opinion with respect to, disclosure materials used in connection with the offer and sale of the Bonds and expresses no opinion with respect thereto other than as set forth in this Paragraph 5, such counsel has reviewed the information relating to the Letter of Credit and the Reimbursement Agreement in the Placement Memorandum (the "Placement Memorandum") set forth under the heading "The Letter of Credit and the Reimbursement Agreement." Such information sets forth accurate summaries of the portions of the Letter of Credit and Reimbursement Agreement purported to be summarized therein.






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